UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6623

Nuveen California Select Tax-Free Income Portfolio
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report March 31, 2014

NXP
Nuveen Select Tax-Free Income Portfolio

NXQ
Nuveen Select Tax-Free Income Portfolio 2

NXR
Nuveen Select Tax-Free Income Portfolio 3

NXC
Nuveen California Select Tax-Free Income Portfolio

NXN
Nuveen New York Select Tax-Free Income Portfolio

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your Fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your Fund’s sub-adviser(s) will continue to manage your Fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your Fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser(s). New agreements will be presented to the Funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	11

Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Report of Independent Registered Public Accounting Firm	23

Portfolios of Investments	24

Statement of Assets and Liabilities	58

Statement of Operations	59

Statement of Changes in Net Assets	60

Financial Highlights	62

Notes to Financial Statements	68

Additional Fund Information	78

Glossary of Terms Used in this Report	79

Reinvest Automatically, Easily and Conveniently	81

Board Members & Officers	82

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in December 2013, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
May 23, 2014

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio managers Thomas C. Spalding, CFA, and Scott R. Romans, PhD, examine economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen Select Portfolios. Tom has managed the three national Portfolios since 1999, while Scott has managed NXC since 2003 and NXN since 2011.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended March 31, 2014?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued, although the economy remained below peak levels. The Federal Reserve (Fed) maintained its efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce, or taper, its monthly asset purchases in $10 billion increments over the course of four consecutive meetings (December 2013 through April 2014). As of May 2014, the Fed’s monthly purchases comprise $20 billion in mortgage-backed securities (versus the original $40 billion per month) and $25 billion in longer-term Treasury securities (versus $45 billion). Following the April 2014 meeting (subsequent to the end of this reporting period), the Fed reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

In the first quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 0.1%, compared with 2.6% in the fourth quarter of 2013. While consumer spending, the main driver of the U.S. economy, made a strong showing, growth during this period was restrained primarily by sharp declines in business investment in equipment and home construction. The Consumer Price Index (CPI) rose 1.5% year-over-year as of March 2014, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. As of March 2014, the national unemployment rate was 6.7%, an improvement from the 7.5% reported in March 2013, but still higher than levels that would provide consistent support for optimal GDP growth. The housing market continued to

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

post gains, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.9% for the twelve months ended February 2014 (most recent data available at the time this report was prepared). This brought the average U.S. home price back to mid-2004 levels, although prices continued to be down approximately 20% from their mid-2006 peak.

As this reporting period began, continued political debate over federal spending clouded the outlook for the U.S. economy, as lawmakers failed to reach a resolution on spending cuts intended to address the federal budget deficit. Even after the lack of resolution triggered a program of automatic spending cuts (or sequestration) that impacted federal programs, the federal budget for Fiscal 2014 remained under debate. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014 and suspending the debt limit until February 2014. Consensus on a $1.1 trillion federal spending bill was finally reached in January 2014, and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.

In June 2013, then-Fed Chairman Ben Bernanke’s remarks about potentially tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and its impact on the economy and financial markets. This led to increased market volatility, which was compounded by headline credit stories involving Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing resulted in multiple downgrades on the commonwealth’s bonds. In this unsettled environment, the Treasury market traded off, the municipal market followed suit and spreads widened as investor concern grew, prompting increased selling by bondholders across the fixed income markets.

During the second half of this reporting period, municipal bonds generally rallied, as higher yields and the prospect of higher taxes sparked increased demand and improved flows into municipal bond funds, while supply continued to drop. This supply/demand dynamic served as a key driver of municipal market performance. While yields retraced some of their 2013 gains during the first three months of 2014, municipal bond prices generally rose for the reporting period as a whole, except at the longest end of the maturity spectrum. At the same time, fundamentals on municipal bonds remained strong, as state governments made good progress in dealing with budget issues. Due to strong growth in personal tax and sales tax collections, year-over-year totals for state tax revenues have increased for 16 consecutive quarters, while on the expense side, the states made headway in cutting and controlling costs, with more than 40 states implementing some type of pension reform. The current level of municipal issuance reflects the more conservative approach to state budgeting as well as decreased refunding activity as municipal market yields rose. Over the twelve months ended March 31, 2014, municipal bond issuance nationwide totaled $311.3 billion, a decrease of 17% from the issuance for the twelve-month period ended March 31, 2013.

How were economic and market conditions in California and New York during the twelve-month reporting period ended March 31, 2014?

California’s economy continued to strengthen during this reporting period, with employment growth driven by hiring in technology, international trade and tourism and supplemented by improved residential construction and real estate conditions. However, unemployment in the state remained above national levels, resulting in slower income and wage growth and negatively impacting broader growth through consumption and investment. Although California ranked fourth in the nation in terms of unemployment in March 2014 (behind Rhode Island, Nevada and Illinois), the state’s jobless number improved to 8.1%, down from 9.2% in March 2013 and its all-time high of 12.4% in 2010, reaching its lowest level since September 2008. This compared with the national unemployment rate of 6.7% in March 2014. According to the S&P/Case-Shiller Index, home prices in San Francisco, San Diego and Los Angeles rose 22.7%, 19.9% and 18.2%, respectively, over the twelve months ended February 2014 (most recent data available at the time this report was prepared). These increases far outpaced the average rise of 12.9% nationally for the same period. On the fiscal front, the California’s $97.1 billion Fiscal 2014 general fund budget, which required no major expenditure cuts or revenue-raising measures, provided for building a $1.1 billion reserve, continued to pay down inter-year deferrals and introduced a new funding formula for schools. Strong revenue growth resulting from a recovering state economy and the passage of Proposition 30 in November 2012 (which temporarily increased state sales and personal income taxes) have aided in California’s fiscal recovery. For Fiscal 2014-2015, the state’s proposed $106.7 billion general fund budget calls for adding to reserves, continuing to pay down

6	Nuveen Investments

education funding deferrals and budgetary obligations, building a strong rainy day fund and introducing a five-year plan for infrastructure improvements. In January 2014, S&P affirmed its A rating on California general obligation (GO) debt and revised the state outlook to positive from stable, while Moody’s and Fitch maintained their ratings of A1 and A, respectively, with stable outlooks as of March 2014. For the twelve months ended March 31, 2014, municipal issuance in California totaled $43.8 billion, a decrease of 2% from the previous twelve months. For this reporting period, California was the largest state issuer in the nation, representing approximately 14% of total issuance nationwide.

During this reporting period, New York’s economy continued to make progress toward recovery, despite a recent slowdown due to manufacturing cuts and a slowed pace of rebuilding in the aftermath of Hurricane Sandy, which hit New York in October 2012, producing major flooding in New York City and Long Island and causing more than $40 billion in damage. As of March 2014, unemployment in New York stood at 6.9%, compared with the national rate of 6.7%, an improvement from the state’s 7.9% jobless rate in March 2013. The jobless rate was higher in New York City (8.0%) than in the state as a whole, but lower in the rest of the state (6.0%) as of March 2014. Over the past twelve months, New York added 103,500 private sector jobs, primarily in education and health services, professional and business services and leisure and hospitality, while manufacturing and the government sector posted the largest losses. Although New York City and the rest of the ten-county downstate area saw year-over-year job growth as of March 2014, several upstate metropolitan areas reported declines, including Ithaca, Syracuse and Elmira. New York’s housing market continued to post gains, although improvement lagged the national average. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in New York City rose 6.1% over the twelve months ended February 2014 (most recent data available at the time this report was prepared), compared with an average increase of 12.9% nationally. The state’s budget picture has improved considerably over the past few years. Revenues have been increased through higher taxes, and expenditures have been more tightly controlled. The state’s proposed $142.6 billion budget for Fiscal 2015, which is 1.3% higher than the Fiscal 2014 budget, contains no new taxes and continues the state’s recent movement toward structural budget balance. While New York is a heavily indebted state, the state’s pensions have traditionally been well funded, although pension asset levels declined during the recession. As of period end, Moody’s, S&P and Fitch rated New York GO debt at Aa2, AA and AA, respectively, with positive outlooks. New York municipal bond supply totaled $35.3 billion for the twelve-month period ended March 31, 2014, a 29% decrease from the same period ended March 31, 2013. This ranked New York second among state issuers behind California.

What key strategies were used to manage the Portfolios during the twelve-month reporting period ended March 31, 2014?

As previously discussed, during the first part of this reporting period, uncertainty about the future of the Fed’s quantitative easing program and headline credit stories involving Detroit and Puerto Rico led to an unsettled environment and increased selling by bondholders across the fixed income markets. The second half of the reporting period brought greater stability and a municipal market rally driven by stronger demand and tight supply, with municipal bond prices generally rising as a whole. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the Select Portfolios fully invested.

In NXP, NXQ and NXR, we were focused on finding bonds in the new issue and secondary markets that could enhance our efforts to achieve the overall portfolio objectives. Because the national Portfolios experienced bond call activity during the reporting period, some of that focus was on purchasing bonds with longer maturities to maintain the Portfolios’ longer durations, such as zero coupon bonds. Overall, the Portfolios continued to find value in the sectors that represent our largest exposures, including GO bonds, dedicated tax credits, health care and transportation.

During the early part of this reporting period, NXC focused on strategies that enabled us to take advantage of higher coupons and attractive prices resulting from the pattern of outflows, predominately from high yield funds. This presented numerous opportunities to add lower rated credits to NXC in the secondary market. In general, our focus was on purchasing land-secured deals, tollroads, health care bonds and tobacco credits. We also focused on strategies intended to enhance the Portfolio’s positioning and the structure of its holdings and increase income distribution. By purchasing a bond in a rising interest rate environment, that amortization expense is basically converted into a loss, so that more of the income from the coupon can be distributed to shareholders. Most of the bonds we purchased offered similar risk characteristics and often involved the same credit, but with

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

different maturity dates. We also took advantage of opportunities to swap tobacco bonds. Bonds from certain tobacco issuers (e.g., Golden State) tend to be more liquid because they were part of a larger issuance. Because of this liquidity, these bonds are preferred over those from smaller issuers (e.g., Los Angeles County, Sacramento County) by non-traditional municipal investors such as hedge funds. By exchanging the more liquid tobacco bonds for ones with less liquidity, we were able to pick up bonds with better credit quality and structure and higher yields, while also harvesting tax losses.

During the market selloff, NXN also took advantage of opportunities to add lower rated credits that offered higher coupons and attractive prices in the secondary market. The majority of our purchases during this reporting period were in health care, higher education, continuing care retirement communities (CCRCs), industrial development revenue/pollution control revenue (IDR/PCR) and tobacco bonds. As in NXC, we also focused on strategies intended to enhance the Portfolio’s positioning and the structure of its holdings and increase income distribution through bond purchases.

Also during this reporting period, S&P upgraded its credit rating on National Public Finance Guarantee Corp. (NPFG), the insurance subsidiary of MBIA, to AA-rated from A-rated, citing NPFG’s strong operating performance and competitive position in the financial guarantee market. As a result, the ratings on the Portfolios’ holdings of bonds backed by insurance from NPFG were similarly upgraded to AA-rated as of mid-March 2014. This action produced an increase in the percentage of our Portfolios held in the AA-rated credit quality category (and a corresponding decrease in the A-rated category), improving the Portfolios’ overall credit rating.

Cash for new purchases during the reporting period was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Portfolios fully invested and support their income streams. As part of duration management, NXC sold some of its holdings of long maturity zero coupon bonds to offset the duration added by the purchase of tollroad bonds with long maturities in December 2013. NXC also sold its holdings of senior sales tax revenue bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA). Further information on developments in Puerto Rico and our Puerto Rico holdings can be found at the end of the Portfolio Managers’ Comments section.

As of March 31, 2014, all of the Portfolios except for NXC continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Portfolios perform during the twelve-month reporting period ended March 31, 2014?

The tables in the Portfolios’ Performance Overview and Holding Summaries section of this report provide total returns for the Portfolios for the one-year, five-year and ten-year periods ended March 31, 2014. The Portfolios’ total returns are compared with the performance of corresponding market indexes and Lipper classification averages.

For the twelve months ended March 31, 2014, the total returns on net asset value (NAV) for the three national Portfolios exceeded the return for the national S&P Municipal Bond Index, while NXC and NXN underperformed the returns for the S&P Municipal Bond California Index and the S&P Municipal Bond New York Index, respectively. For this same period, NXQ and NXR outperformed the average return for the Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average and NXP performed in line with this average. NXC and NXN exceeded their respective Lipper California and Lipper New York Classification average returns.

Key management factors that influenced the Portfolios’ returns during this reporting period included duration and yield curve positioning, credit exposure and sector allocation. Keeping the Portfolios fully invested throughout the reporting period also was beneficial for performance.

During this reporting period, bonds with maturities of less than 17 years generally outperformed the municipal market as a whole. Specifically, bonds maturing in two to six years and in 12 to 17 years generated the best returns, while the weakest returns were produced by bonds with maturities of 22 years and longer. Consistent with our long-term strategy, all of these Portfolios tend to have longer durations than the municipal market in general. During the first part of this reporting period, as the bond markets traded off, this duration positioning detracted from the Portfolios’ performance. As the municipal market rallied and bonds with longer maturities came back into favor with the market during the latter part of the reporting period, the Portfolios benefited from

8	Nuveen Investments

their positioning. For the twelve-month reporting period as a whole, duration and yield curve positioning was positive for the three national Portfolios and a slight detractor in NXC and NXN. The performance differentials among the Portfolios can be ascribed largely to differences in duration.

Credit exposure was another factor in performance. While results by credit quality sector varied from state to state, A- and BBB-rated bonds generally performed best, as the environment shifted from selloff to rally and investors became more willing to accept risk. At the same time, B-rated bonds underperformed by the widest margin, largely due to the performance of B-rated tobacco bonds. The Portfolios tend to be most heavily weighted in AA- and A-rated bonds and credit exposure overall had only a slight impact on their performance.

Among the national municipal market sectors, housing bonds generally were the top performers, boosted by improving property value assessments and the decline in mortgage and tax delinquencies. Other revenue sectors that generally outperformed the general municipal market included IDR/PCR bonds, education, health care (including hospitals), transportation and water and sewer. Pre-refunded bonds, which are often backed by U.S. Treasury securities, also were among the better performing market segments. The outperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities. As of March 31, 2014, all three of the national Portfolio had good weightings of pre-refunded bonds, which benefited their performance. GO credits also generally outperformed the national market and insured bonds performed well for the national Portfolios.

Revenue bonds as a whole performed in line with the national municipal market, with utilities generally lagging municipal market performance by the widest margin. Lower rated tobacco credits backed by the 1998 master tobacco settlement agreement also performed poorly, due in part to their longer effective durations. The performance of the national Portfolios’ allocations of lower rated tobacco bonds was offset to some degree by their higher quality tobacco holdings, which performed well.

Sector results in the California and New York municipal markets varied somewhat from those in the national market as the result of individual factors within each state. In California, tax-supported bonds, housing, transportation and IDR/PCRs outperformed the California municipal market as a whole, while pre-refunded bonds, education, health care, tobacco and utilities underperformed. Overall, sector exposure was a major contributor to NXC’s performance. In New York, the top performing sectors were IDRs, housing and health care, while pre-refunded and tax-supported bonds performed in line with the New York market and the revenue sector in general lagged the market’s performance.

During the current reporting period NXP and NXR each added a forward interest rate swap as part of each Portfolio’s duration management in order to reduce its price volatility risk to movements in U.S. interest rates relative to the Portfolio’s benchmark. The swaps were added in late March 2014 and from that date until the end of the reporting period, the contribution to performance was slightly negative as interest rates marginally declined.

Over the twelve months ended March 31, 2014, two events in the broader municipal market also had an impact on the Portfolios’ holdings and performance: the bankruptcy filing of Detroit, Michigan and the downgrade of Puerto Rico bonds to below investment grade. In July 2013, the City of Detroit filed for Chapter 9 in federal bankruptcy court. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period. Detroit’s bankruptcy filing is expected to be a lengthy one, given the complexity of its debt portfolio, number of creditors, numerous union contracts and significant legal questions that must be addressed. Following the end of this reporting period, Detroit announced that it had reached agreements with bond insurance companies over the treatment of voter-approved GO bonds and with one of its retired worker groups over pension and healthcare benefits. Shareholders of NXP, NXQ and NXR should note that these Portfolios have exposures of approximately 2% to 3% to Detroit water and sewer bonds, almost all of which are insured. NXC and NXN do not have any Detroit exposure.

In Puerto Rico, the commonwealth’s continued economic weakening, escalating debt service obligations and long standing inability to deliver a balanced budget have led to multiple downgrades on its debt. Following the most recent round of rating reductions in February 2014, Moody’s, S&P and Fitch Ratings rated Puerto Rico GO debt at Ba2/BB+/BB, respectively, with negative outlooks.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Ratings on dedicated sales tax bonds issued by COFINA also have been lowered, with senior sales tax revenue bonds rated Baa1/AA-/AA- and subordinate sales tax revenue bonds rated Baa2/A+/A+ by Moody’s, S&P and Fitch, respectively, as of March 2014. The COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds.

For the reporting period ended March 31, 2014, Puerto Rico paper underperformed the municipal market as a whole. The three national Portfolios and NXN had limited exposure to Puerto Rico bonds. These territorial bonds were originally added to the Portfolios at times when municipal paper was scarce in order to keep assets fully invested and working for the Portfolios. We found the Puerto Rico credits attractive because they offer higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). As of March 31, 2014, the three national Portfolios’ exposure to Puerto Rico consisted of COFINA sales tax credits, the majority of which were backed by insurance or other insured bonds. NXP, which began this reporting period with an allocation of 2.1% to Puerto Rico debt, held 1.6% of its assets in COFINA subordinate sales tax bonds and insured COFINA sales tax bonds at period end. NXQ, which started the period with 1.7% exposure to Puerto Rico, ended with 0.9% exposure. NXR also had lower exposure to Puerto Rico at the end of the period, going from 2.8% to 2.4%, which was invested in COFINA subordinate bonds, insured COFINA bonds and insured highway revenue bonds. NXN, which had held 1.6% of its portfolio in COFINA senior credits at the beginning of the reporting period, closed out that position, ending the reporting period with no Puerto Rico holdings. NXC did not have any exposure to Puerto Rico paper during this reporting period. While the Puerto Rico exposure had a modestly negative effect, the small nature of our holdings helped to limit the impact of Puerto Rico’s underperformance. A look at Puerto Rico’s tax-supported debt (GO, COFINA and guaranteed debt) as a whole makes it clear that the commonwealth’s debt was structured based on an assumption of a steadily growing economy. Unfortunately for Puerto Rico, its economy continues to struggle with high unemployment and population loss, among other problems. As a result, we believe that Puerto Rico bonds that lack a lien on specific revenues (e.g., COFINA sales tax bonds) or that are not backed by healthy bond insurers currently carry significant economic, fiscal and political risks.

Given Detroit’s bankruptcy filing and the Puerto Rico situation, shareholders of NXC should note that we continue to closely watch credit conditions in the California market. In August 2013, Fitch upgraded the rating on California state GOs debt to A from A-, while Moody’s and S&P maintained their ratings of A1 and A, respectively, as of March 2014. In January 2014, S&P revised its outlook for California to positive from stable. We also continue to monitor the status of local municipalities such as San Bernardino and Stockton, which filed for bankruptcy in 2012 as they became increasingly squeezed by budget problems resulting from rising pension costs. At the end of August 2013, San Bernardino was awarded bankruptcy protection by the court, joining Stockton, which received Chapter 9 protection in April 2013. NXC has a small exposure to San Bernardino and no exposure to Stockton.

10	Nuveen Investments

Fund Leverage

IMPACT OF THE PORTFOLIOS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Portfolios relative to their comparative benchmarks was the Portfolios’ use of leverage through investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Portfolios use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Portfolio has been paying on its leveraging instruments have been much lower than the interest the Portfolio has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Portfolio to additional price volatility. When a Portfolio uses leverage, the Portfolio will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Portfolio’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a negative impact on the performance of the Portfolios over this reporting period.

As of March 31, 2014, the Portfolios’ percentages of effective leverage are as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Effective Leverage*	1.36%	2.31%	0.55%	—%	8.76%

*
Effective Leverage is a Portfolio’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Portfolio that increase the Portfolio’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values.

Nuveen Investments	11

Share Information

DIVIDEND INFORMATION

The following information regarding the Portfolios’ dividends is current as of March 31, 2014. The Portfolios’ dividend levels may vary over time based on each Portfolio’s investment activity and portfolio investment value changes.

During the current reporting period, the Portfolios’ monthly dividends to shareholders were as shown in the accompanying table.

	Per Share Amounts
Ex-Dividend Date	NXP	NXQ	NXR	NXC	NXN
April 2013	$0.0525	$0.0525	$0.0525	$0.0570	$0.0525
May	0.0525	0.0525	0.0525	0.0570	0.0525
June	0.0525	0.0525	0.0525	0.0570	0.0525
July	0.0525	0.0525	0.0525	0.0570	0.0525
August	0.0525	0.0525	0.0525	0.0570	0.0525
September	0.0525	0.0525	0.0525	0.0570	0.0525
October	0.0525	0.0525	0.0525	0.0570	0.0525
November	0.0525	0.0525	0.0525	0.0570	0.0525
December	0.0525	0.0525	0.0525	0.0570	0.0525
January	0.0525	0.0525	0.0525	0.0570	0.0525
February	0.0525	0.0525	0.0525	0.0570	0.0525
March 2014	0.0525	0.0525	0.0525	0.0570	0.0495

Long-Term Capital Gain*	—	—	—	$0.2485	$0.0041
Ordinary Income Distribution*	$0.0054	$0.0019	$0.0006	—	—
Market Yield**	4.67%	4.80%	4.61%	4.80%	4.43%
Taxable-Equivalent Yield**	6.49%	6.67%	6.40%	7.35%	6.59%

*	Distribution paid in December 2013.

**
Market Yield is based on the Portfolio’s current annualized monthly dividend divided by the Portfolio’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Portfolio on an after-tax basis. It is based on a combined federal and state income tax rate of 28.0%, 34.7% and 32.8% for National, California and New York Portfolios, respectively. When comparing a Portfolio to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of these Portfolios seek to pay stable dividends at rates that reflect each Portfolio’s past results and projected future performance. During certain periods, each Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If a Portfolio has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Portfolio’s NAV. Conversely, if a Portfolio has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Portfolio’s NAV. Each Portfolio will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2014, all of the Portfolios in this report had positive UNII balances for both tax and financial reporting purposes.

12	Nuveen Investments

SHARE REPURCHASES

During November 2013, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Portfolios’ open-market share repurchase program, allowing each Portfolio to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of March 31, 2014, and since the inception of the Portfolios’ repurchase programs, the Portfolios have not repurchased any of their outstanding shares.

	NXP	NXQ	NXR	NXC	NXN
Shares Cumulatively Repurchased and Retired	—	—	—	—	—
Shares Authorized for Repurchase	1,655,000	1,770,000	1,305,000	625,000	390,000

EQUITY SHELF PROGRAMS

The following Portfolios are authorized to issue additional shares through their ongoing equity shelf programs. Under these programs, each Portfolio, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Portfolio’s NAV per share. Under the equity shelf programs, the Portfolios are authorized to issue the following number of additional shares.

	NXP	NXQ	NXR
Additional Shares Authorized	1,600,000	1,700,000	1,300,000

During the current reporting period NXP, NXQ and NXR did not sell shares through their equity shelf programs.

OTHER SHARE INFORMATION

As of March 31, 2014, and during the current reporting period, the share prices of the Portfolios were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NXP		NXQ	NXR	NXC	NXN
NAV	$14.43		$13.83	$14.46	$14.83	$13.95
Share Price	$13.48		$13.12	$13.67	$14.25	$13.41
Premium/(Discount) to NAV	(6.58)%		(5.13)%	(5.46)%	(3.91)%	(3.87)%
12-Month Average Premium/(Discount) to NAV	(6.42	) %	(5.64)%	(6.26)%	(5.12)%	(3.76)%

Nuveen Investments	13

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the municipal securities owned by the Portfolio, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Portfolios frequently trade at a discount to their net asset value (NAV). Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Portfolio dividends and distributions.

Tax Risk. The tax treatment of Portfolio distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Portfolio’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Portfolio’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Portfolio to reinvest in lower-yielding securities.

Inverse Floater Risk. The Portfolios may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Portfolio’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Portfolio could lose more than its original principal investment.

Leverage Risk. Each Portfolio’s use of leverage creates the possibility of higher volatility for the Portfolio’s per share NAV, market price, distributions and returns. There is no assurance that a Portfolio’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Portfolios for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Portfolio to maintain current or desired levels of leverage and may cause the Portfolio to incur additional expenses to maintain its leverage.

14	Nuveen Investments

NXP
Nuveen Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of March 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NXP at NAV	0.38%	6.36%	4.69%
NXP at Share Price	(3.37)%	4.76%	4.50%
S&P Municipal Bond Index	0.32%	6.17%	4.51%
Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average	0.40%	6.91%	4.52%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

NXP	Performance Overview and Holding Summaries as of March 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	98.8%
Corporate Bonds	0.0%
Other Assets Less Liabilities	1.2%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	15.7%
AA	40.1%
A	22.2%
BBB	12.9%
BB or Lower	8.0%
N/R	1.1%

Portfolio Composition
(% of total investments)1
Tax Obligation/Limited	22.4%
Health Care	17.4%
Transportation	17.4%
Tax Obligation/General	11.8%
U.S. Guaranteed	9.8%
Utilities	7.1%
Consumer Staples	6.0%
Other Industries	8.1%

States
(% of total investments)1
California	15.8%
Illinois	10.5%
New Jersey	9.8%
Texas	9.5%
Michigan	5.4%
New York	5.2%
Virginia	4.3%
Colorado	3.7%
Washington	3.4%
Nevada	3.1%
Wisconsin	3.0%
Ohio	2.8%
Massachusetts	2.7%
Iowa	2.5%
Other States	18.3%

1	Excluding investments in derivatives.

16	Nuveen Investments

NXQ
Nuveen Select Tax-Free Income Portfolio 2
Performance Overview and Holding Summaries as of March 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of March 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NXQ at NAV	0.73%	6.78%	4.29%
NXQ at Share Price	(1.51)%	4.91%	4.48%
S&P Municipal Bond Index	0.32%	6.17%	4.51%
Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average	0.40%	6.91%	4.52%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

NXQ	Performance Overview and Holding Summaries as of March 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	98.4%
Floating Rate Obligations	(0.4)%
Corporate Bonds	0.0%
Other Assets Less Liabilities	2.0%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	15.3%
AA	35.2%
A	23.0%
BBB	13.9%
BB or Lower	7.4%
N/R	5.2%

Portfolio Composition
(% of total investments)
Health Care	19.1%
Tax Obligation/General	16.7%
Transportation	15.5%
Tax Obligation/Limited	11.6%
U.S. Guaranteed	11.1%
Utilities	7.8%
Consumer Staples	7.6%
Other Industries	10.6%

States
(% of total investments)
California	13.5%
Illinois	13.1%
Texas	10.4%
Colorado	6.8%
Indiana	4.8%
New York	4.5%
Washington	4.3%
Virginia	3.6%
Ohio	3.5%
Wisconsin	3.3%
Michigan	3.1%
Arizona	3.0%
New Mexico	3.0%
South Carolina	3.0%
Nevada	2.9%
Other States	17.2%

18	Nuveen Investments

NXR
Nuveen Select Tax-Free Income Portfolio 3
Performance Overview and Holding Summaries as of March 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of March 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NXR at NAV	1.18%	6.35%	4.79%
NXR at Share Price	(1.02)%	4.95%	4.99%
S&P Municipal Bond Index	0.32%	6.17%	4.51%
Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average	0.40%	6.91%	4.52%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

NXR	Performance Overview and Holding Summaries as of March 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	98.7%
Corporate Bonds	0.0%
Other Assets Less Liabilities	1.3%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	14.9%
AA	45.3%
A	16.4%
BBB	12.9%
BB or Lower	10.0%
N/R	0.5%

Portfolio Composition
(% of total investments)1
Tax Obligation/Limited	21.1%
Health Care	19.0%
Transportation	14.3%
Tax Obligation/General	14.3%
U.S. Guaranteed	8.7%
Consumer Staples	7.2%
Utilities	5.1%
Other Industries	10.3%

States
(% of total investments)1
California	18.4%
Illinois	14.4%
Texas	9.4%
New York	7.9%
Colorado	5.4%
Indiana	4.5%
Ohio	4.0%
Virginia	3.5%
Washington	2.8%
Nevada	2.7%
New Mexico	2.7%
Iowa	2.7%
South Carolina	2.5%
Other States	19.1%

1	Excluding investments in derivatives.

20	Nuveen Investments

NXC
Nuveen California Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of March 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NXC at NAV	0.50%	7.54%	5.09%
NXC at Share Price	1.07%	9.06%	5.37%
S&P Municipal Bond California Index	1.40%	6.99%	4.84%
S&P Municipal Bond Index	0.32%	6.17%	4.51%
Lipper California Municipal Debt Funds Classification Average	0.21%	10.87%	5.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	97.2%
Other Assets Less Liabilities	2.8%

Portfolio Composition
(% of total investments)
Tax Obligation/General	32.8%
Tax Obligation/Limited	28.0%
Health Care	7.3%
Utilities	7.1%
Transportation	5.8%
U.S. Guaranteed	5.3%
Other Industries	13.7%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	6.9%
AA	39.7%
A	32.1%
BBB	11.8%
BB or Lower	6.8%
N/R	2.7%

Nuveen Investments	21

NXN
Nuveen New York Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of March 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NXN at NAV	(0.69)%	5.49%	4.23%
NXN at Share Price	(5.46)%	5.22%	4.11%
S&P Municipal Bond New York Index	0.51%	5.75%	4.46%
S&P Municipal Bond Index	0.32%	6.17%	4.51%
Lipper New York Municipal Debt Funds Classification Average	(1.51)%	8.92%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Fund Allocation
(% of net assets)
Municipal Bonds	90.4%
Floating Rate Obligations	(1.8)%
Other Assets Less Liabilities	11.4%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	25.9%
Education and Civic Organizations	24.3%
Health Care	12.5%
Tax Obligation/General	6.8%
Utilities	6.6%
Transportation	6.3%
Other Industries	17.6%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	31.1%
AA	35.3%
A	16.8%
BBB	4.1%
BB or Lower	10.9%
N/R	1.8%

22	Nuveen Investments

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Select Tax-Free Income Portfolio
Nuveen Select Tax-Free Income Portfolio 2
Nuveen Select Tax-Free Income Portfolio 3
Nuveen California Select Tax-Free Income Portfolio
Nuveen New York Select Tax-Free Income Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio (the “Funds”) as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, counterparties and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio at March 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 27, 2014

Nuveen Investments	23

NXP
Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.8%
	MUNICIPAL BONDS – 98.8%
	Alaska – 0.8%
$2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	B2	$1,866,562
	Arizona – 1.4%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.250%, 3/01/39	3/21 at 100.00	A	2,605,775
625	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	Baa1	646,538
3,125	Total Arizona			3,252,313
	Arkansas – 0.5%
5,915	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006, 0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	1,109,950
	California – 15.6%
2,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	2,144,120
4,195	Anaheim City School District, Orange County, California, General Obligation Bonds, Election 2002 Series 2007, 0.000%, 8/01/31 – AGM Insured	No Opt. Call	AA	1,783,966
2,340	Anaheim Public Financing Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured	No Opt. Call	AA	1,004,211
3,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	A+	3,198,030
2,310	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/33	7/23 at 100.00	AA–	2,476,851
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A2	1,722,062
895	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	1,061,703
3,790	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/36 – AGM Insured	8/16 at 33.78	Aa1	1,138,099
2,645	Cypress Elementary School District, Orange County, California, General Obligation Bonds, Series 2009A, 0.000%, 5/01/34 – AGM Insured	No Opt. Call	AA	942,440
2,130	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured	No Opt. Call	A2	1,185,366
1,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B	1,300,785
2,350	Golden Valley Unified School District, Madera County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/29 – AGM Insured	8/17 at 56.07	AA	1,088,943
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	Aa3	1,999,649

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/23 – NPFG Insured	No Opt. Call	AA–	$672,640
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	604,870
5,395	Napa Valley Community College District, Napa and Sonoma Counties, California, General Obligation Bonds, Election 2002 Series 2007C, 0.000%, 8/01/32 – NPFG Insured	8/17 at 46.57	Aa2	2,162,586
3,000	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	AA–	1,433,910
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	603,405
4,390	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	A	1,959,652
1,700	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	AA–	566,848
8,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/33	No Opt. Call	Aa2	3,131,920
2,930	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/27 – NPFG Insured	No Opt. Call	AA–	1,409,418
1,250	San Jose, California, Airport Revenue Bonds, Series 2004D, 5.000%, 3/01/28 – NPFG Insured	5/14 at 100.00	AA–	1,254,150
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds, Election of 2006, Series 2006A, 0.000%, 11/01/28 – FGIC Insured	No Opt. Call	AA	1,034,174
1,195	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	937,764
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation Bonds, Series 2007, 0.000%, 10/01/30 – AMBAC Insured	No Opt. Call	AAA	540,696
65,685	Total California			37,358,258
	Colorado – 3.7%
1,780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	1,876,868
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	1,028,840
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	2,032,156
160	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	73,278
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	AA–	712,720
12,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	AA–	3,051,000
19,375	Total Colorado			8,774,862
	Florida – 1.9%
2,000	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.375%, 6/01/46	6/16 at 100.00	BBB+	2,000,000
2,400	JEA St. John’s River Park Power System, Florida, Revenue Bonds, 2012-Issue 2 Series 25, 4.000%, 10/01/14	No Opt. Call	Aa2	2,446,776
4,400	Total Florida			4,446,776

Nuveen Investments	25

NXP	Nuveen Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 0.7%
$2,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45 (5)	12/20 at 100.00	N/R	$1,641,620
	Illinois – 10.4%
	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 1999A:
2,465	0.000%, 4/01/20 – NPFG Insured	No Opt. Call	AA–	1,985,286
2,000	0.000%, 4/01/23 – NPFG Insured	No Opt. Call	AA–	1,348,580
735	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	715,089
1,050	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.406%, 7/01/15 (IF)	No Opt. Call	Aa1	1,143,503
4,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	4,079,640
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	280,444
1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	1,101,640
2,100	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	2,156,406
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	A–	2,460,071
1,000	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Series 2008, 0.000%, 2/01/24 – AGM Insured	No Opt. Call	Aa2	678,830
1,990	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/17 – FGIC Insured	No Opt. Call	AA–	1,878,839
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
1,720	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	AAA	836,866
810	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	AAA	378,521
6,070	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	AAA	2,571,556
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	1,558,700
1,300	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 (Pre-refunded12/01/14) – FGIC Insured	12/14 at 100.00	AAA	1,344,382
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	328,349
34,000	Total Illinois			24,846,702
	Indiana – 1.5%
1,000	Franklin Community Multi-School Building Corporation, Johnson County, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) – FGIC Insured	7/14 at 100.00	A+ (4)	1,013,980
670	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA	700,277
1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	1,041,430
750	West Clark 2000 School Building Corporation, Clark County, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 – NPFG Insured	1/15 at 100.00	AA+	777,390
3,420	Total Indiana			3,533,077

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 2.4%
$1,665	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	$1,660,022
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	B+	792,290
4,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	3,405,080
6,665	Total Iowa			5,857,392
	Kansas – 0.5%
500	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006, 4.875%, 7/01/36	7/16 at 100.00	A1	504,790
750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	AA–	751,703
1,250	Total Kansas			1,256,493
	Kentucky – 1.1%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	A+	2,579,975
	Massachusetts – 2.7%
4,000	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2004A, 5.000%, 7/01/24 (Pre-refunded 7/01/14)	7/14 at 100.00	AAA	4,048,600
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.000%, 7/01/28	7/18 at 100.00	A–	518,540
1,850	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	1,913,270
6,350	Total Massachusetts			6,480,410
	Michigan – 5.3%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BB+	337,133
1,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	1,536,930
2,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AA–	2,390,225
2,075	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2004A, 4.500%, 7/01/25 – NPFG Insured	7/16 at 100.00	AA–	1,950,625
3,625	Gull Lake Community Schools, Barry and Calhoun Counties, Kalamazoo, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/30 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	AA (4)	3,639,681
2,905	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.000%, 12/01/34 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	2,911,478
12,960	Total Michigan			12,766,072

Nuveen Investments	27

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 2.4%
$360	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	$398,891
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
1,165	0.000%, 4/15/23 – AMBAC Insured	No Opt. Call	AA	876,616
5,000	0.000%, 4/15/30 – AMBAC Insured	No Opt. Call	AA–	2,418,500
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	A2	2,067,820
8,525	Total Missouri			5,761,827
	Nevada – 3.0%
750	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 20.654%, 1/01/18 (IF)	No Opt. Call	A+	1,136,790
1,250	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	1,325,188
1,340	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.000%, 7/01/36 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA– (4)	1,356,040
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	1,691,670
1,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2005A, 5.000%, 6/01/18 – FGIC Insured	6/15 at 100.00	AA+	1,686,800
6,440	Total Nevada			7,196,488
	New Jersey – 9.7%
940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	973,868
2,550	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	AA–	2,578,637
3,200	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2009Z, 5.000%, 12/15/14	No Opt. Call	A+	3,310,464
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/23	5/14 at 100.00	Ba2	2,501,350
35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	11,945,150
2,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B2	1,895,650
46,690	Total New Jersey			23,205,119
	New Mexico – 2.1%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,002,740
4,000	University of New Mexico, FHA-Insured Hospital Mortgage Revenue Bonds, University of Mexico Hospital Project, Series 2004, 4.625%, 7/01/25 – AGM Insured	7/14 at 100.00	AA	4,014,520
5,000	Total New Mexico			5,017,260

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 5.1%
$500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	$524,020
1,810	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	1,837,422
3,750	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2004A, 5.000%, 9/01/34 – BHAC Insured	9/14 at 100.00	AA+	3,819,563
2,385	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/14 (ETM)	No Opt. Call	A– (4)	2,394,683
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	2,747,100
780	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	855,153
11,725	Total New York			12,177,941
	North Carolina – 0.5%
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–	1,170,000
	Ohio – 2.7%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,670	6.000%, 6/01/42	6/17 at 100.00	BB+	1,354,687
1,000	6.500%, 6/01/47	6/17 at 100.00	B	874,870
1,975	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	1,678,671
1,500	Ohio Department of Administrative Services, Certificates of Participation, Administrative Knowledge System Project, Series 2005A, 5.250%, 9/01/14 – NPFG Insured	No Opt. Call	AA	1,531,995
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	1,155,664
7,250	Total Ohio			6,595,887
	Oklahoma – 0.4%
1,000	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	1,014,750
	Pennsylvania – 0.9%
1,490	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B, 0.000%, 12/01/30	12/20 at 100.00	AA	1,474,772
700	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	A+	720,664
2,190	Total Pennsylvania			2,195,436
	Puerto Rico – 1.6%
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	821,710
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
17,500	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	2,904,300
1,000	0.000%, 8/01/43 – NPFG Insured	No Opt. Call	AA–	145,520
19,500	Total Puerto Rico			3,871,530

Nuveen Investments	29

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.5%
$1,125	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	7/15 at 100.00	AA–	$1,127,644
	South Carolina – 0.5%
1,250	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/20 (Pre-refunded 12/01/14)	12/14 at 100.00	AA– (4)	1,292,675
	Texas – 9.4%
1,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006D, 4.000%, 8/15/14	No Opt. Call	AAA	1,014,680
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	1,036,220
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	Baa2	268,293
5,565	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	5,703,569
3,415	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/30 – NPFG Insured	No Opt. Call	AA–	1,235,718
4,165	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	AA–	1,045,707
4,015	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA–	903,054
1,780	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2007, 0.000%, 8/15/37	8/16 at 35.23	AAA	565,008
2,260	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	2,325,721
2,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/43	1/25 at 100.00	A2	2,235,040
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/26	No Opt. Call	A3	5,247,900
830	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Baa2	888,839
31,280	Total Texas			22,469,749
	Virginia – 4.3%
1,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,014,210
1,000	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006, 5.000%, 10/01/35	5/14 at 100.00	BBB	1,013,760
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	1,679,120
1,935	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB–	1,949,725
400	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006, 5.250%, 6/15/37	6/16 at 100.00	Baa1	402,780
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,018,000
650	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	691,639
1,010	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,037,533
1,390	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	1,404,637
10,385	Total Virginia			10,211,404

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 3.4%
$990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	$1,043,539
2,500	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%, 1/01/33	No Opt. Call	AA+	2,713,425
3,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 05-2004B, 5.000%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA+ (4)	3,036,540
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/27 – NPFG Insured	No Opt. Call	AA+	1,334,586
8,605	Total Washington			8,128,090
	West Virginia – 0.9%
500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, United Hospital Center Inc. Project, Series 2006A, 4.500%, 6/01/26 – AMBAC Insured	6/16 at 100.00	A	508,060
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	1,609,230
2,000	Total West Virginia			2,117,290
	Wisconsin – 2.9%
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	1,670,234
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/31	8/16 at 100.00	A–	1,534,450
2,500	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – AMBAC Insured	7/15 at 100.00	AA+	2,600,323
1,170	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	6/14 at 100.00	AA	1,174,575
6,815	Total Wisconsin			6,979,582
$341,100	Total Municipal Bonds (cost $224,049,632)			236,303,134

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$199	Las Vegas Monorail Company, Senior Interest Bonds (5), (6)	5.500%	7/15/19	N/R	$35,772
56	Las Vegas Monorail Company, Senior Interest Bonds (5), (6)	3.000%	7/15/55	N/R	7,466
$255	Total Corporate Bonds (cost $12,666)				43,238
	Total Long-Term Investments (cost $224,062,298)				236,346,372
	Other Assets Less Liabilities – 1.2% (7)				2,804,830
	Net Assets – 100%				$239,151,202

Nuveen Investments	31

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2014

Investments in Derivatives as of March 31, 2014

Interest Rate Swaps outstanding:

		Fund				Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate		Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized	)	Frequency	Date (8)	Date	(Depreciation) (7)
Barclays	$20,100,000	Receive	USD-BMA	2.728%		Quarterly	5/28/15	5/28/24	$(233,858)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(7)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(8)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
USD-BMA	United States Dollar-Bond Market Association.

See accompanying notes to financial statements.

32	Nuveen Investments

NXQ
Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.4%
	MUNICIPAL BONDS – 98.4%
	Alaska – 0.3%
$1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B2	$773,820
	Arizona – 3.0%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.250%, 3/01/39	3/21 at 100.00	A	2,605,775
1,500	Arizona State University, Certificates of Participation, Resh Infrastructure Projects, Series 2005A, 5.000%, 9/01/21 (Pre-refunded 3/01/15) – AMBAC Insured	3/15 at 100.00	AA– (4)	1,565,745
600	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	Baa1	620,676
2,250	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	2,378,813
215	Sedona Wastewater Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 1998, 0.000%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	178,052
7,065	Total Arizona			7,349,061
	California – 13.3%
1,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	1,072,060
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/41 – AGC Insured	No Opt. Call	AA	2,668,160
3,600	Arcadia Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/33 – AGM Insured	2/17 at 44.77	AA	1,368,576
500	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1998A, 5.250%, 12/01/16	6/14 at 100.00	A2	502,005
540	California State Public Works Board, Lease Revenue Refunding Bonds, Various University of California Projects, Series 1993A, 5.500%, 6/01/14 (ETM)	No Opt. Call	Aaa	544,833
2,500	California State, General Obligation Bonds, Series 2005, 5.000%, 3/01/31	3/16 at 100.00	A1	2,625,575
60	California, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	6/14 at 100.00	A1	60,238
2,440	Eureka Unified School District, Humboldt County, California, General Obligation Bonds, Series 2002, 0.000%, 8/01/27 – AGM Insured	No Opt. Call	AA	1,357,299
3,290	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	2,075,694
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	B	742,260
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	Aa3	1,999,649
1,495	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/33 – FGIC Insured	No Opt. Call	Aa2	585,278
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	604,870
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	571,392
1,195	Palmdale Elementary School District, Los Angeles County, California, General Obligation Bonds, Series 2003, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	638,596
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	603,405

Nuveen Investments	33

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,620	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	$3,037,927
4,400	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	A	1,964,116
2,500	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	AA–	833,600
2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured	No Opt. Call	A1	1,694,959
	San Joaquin Delta Community College District, California, General Obligation Bonds, Election2004 Series 2008B:
1,000	0.000%, 8/01/30 – AGM Insured	8/18 at 50.12	AA	428,720
1,890	0.000%, 8/01/31 – AGM Insured	8/18 at 47.14	AA	748,780
1,500	San Jose, California, Airport Revenue Bonds, Series 2004D, 5.000%, 3/01/28 – NPFG Insured	6/14 at 100.00	AA–	1,504,980
6,025	Simi Valley Unified School District, Ventura County, California, General Obligation Bonds, Series 2007C, 0.000%, 8/01/30	No Opt. Call	AA	2,750,051
2,080	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	1,632,259
60,620	Total California			32,615,282
	Colorado – 6.7%
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+	561,060
1,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	2,031,959
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,011,110
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	2,032,156
2,230	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	2,201,634
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,140	0.000%, 9/01/24 – NPFG Insured	No Opt. Call	AA–	3,267,447
8,100	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	3,709,719
4,475	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	1,511,208
25,355	Total Colorado			16,326,293
	Florida – 2.5%
1,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	1,017,310
2,500	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	AA	2,585,600
2,500	Orange County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/29 (Pre-refunded 8/01/14) – AMBAC Insured	8/14 at 100.00	Aa2 (4)	2,540,500
6,000	Total Florida			6,143,410
	Georgia – 0.3%
1,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45 (5)	12/20 at 100.00	N/R	820,810
	Illinois – 12.9%
1,400	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 1999A, 0.000%, 4/01/23 – NPFG Insured	No Opt. Call	AA–	944,006
735	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	715,089

34	Nuveen Investments

Principal	Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,665	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	AA–	$1,688,127
1,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	1/16 at 100.00	AA	991,880
590	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	6/14 at 100.00	AA+	590,389
1,050	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.406%, 7/01/15 (IF)	No Opt. Call	Aa1	1,143,503
300	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/32 – NPFG Insured	5/17 at 100.00	AA–	304,221
2,185	Illinois Finance Authority, Revenue Bonds, YMCA of Southwest Illinois, Series 2005, 5.000%, 9/01/31 – RAAI Insured	9/15 at 100.00	Aa3	2,003,820
1,750	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	1,797,005
1,035	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	1,040,703
1,000	Illinois Housing Development Authority, Housing Finance Bonds, Series 2005E, 4.750%, 7/01/30 – FGIC Insured	1/15 at 100.00	AA	1,036,200
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	A–	2,460,071
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,350	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	AAA	2,690,178
1,350	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	AAA	458,298
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	1,558,700
9,170	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	AAA	2,382,091
5,045	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment, Series 2002A, 5.000%, 6/01/22 – RAAI Insured	6/14 at 100.00	N/R	4,721,212
	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment, Series 2002B:
1,060	0.000%, 12/01/17 – RAAI Insured	No Opt. Call	N/R	896,007
1,135	0.000%, 12/01/18 – RAAI Insured	No Opt. Call	N/R	903,347
1,100	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AAA	1,137,554
2,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 – NPFG Insured	3/17 at 100.00	AA–	2,113,180
47,110	Total Illinois			31,575,581
	Indiana – 4.7%
1,000	Franklin Community Multi-School Building Corporation, Johnson County, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) – FGIC Insured	7/14 at 100.00	A+ (4)	1,013,980
1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series 2008B, 0.000%, 6/01/30 – AGM Insured	No Opt. Call	AA	780,480
825	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-5, 5.000%, 11/15/36	11/16 at 100.00	AA+	843,348
670	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/14 at 100.00	BBB	670,757
1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	1,041,430
2,000	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	2,068,380
750	West Clark 2000 School Building Corporation, Clark County, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 – NPFG Insured	1/15 at 100.00	AA+	777,390
3,840	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development Project, Series 2010, 6.000%, 1/15/19	No Opt. Call	N/R	4,309,478
11,685	Total Indiana			11,505,243

Nuveen Investments	35

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 1.6%
$1,665	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	$1,660,022
1,645	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	B+	1,303,317
1,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	851,270
4,310	Total Iowa			3,814,609
	Kansas – 0.5%
795	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006, 4.875%, 7/01/36	7/16 at 100.00	A1	802,616
360	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	361,620
1,155	Total Kansas			1,164,236
	Kentucky – 1.2%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	A+	2,579,975
805	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/43	7/31 at 100.00	Baa3	470,957
3,305	Total Kentucky			3,050,932
	Louisiana – 0.8%
2,020	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA– (4)	2,044,624
	Massachusetts – 0.7%
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.000%, 7/01/28	7/18 at 100.00	A–	518,540
655	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%, 12/01/15 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	688,942
440	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%, 12/01/15 – NPFG Insured	No Opt. Call	Aa1	463,311
1,595	Total Massachusetts			1,670,793
	Michigan – 3.1%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BB+	337,133
2,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	2,561,550
2,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AA–	2,390,225
2,060	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2004A, 4.500%, 7/01/25 – NPFG Insured	7/16 at 100.00	AA–	1,936,524
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	303,923
7,665	Total Michigan			7,529,355
	Minnesota – 0.5%
1,110	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	1,122,654
	Mississippi – 0.2%
500	Mississippi Development Bank, Revenue Bonds, Mississippi Municipal Energy Agency, Mississippi Power, Series 2006A, 5.000%, 3/01/21 – SYNCORA GTY Insured	3/16 at 100.00	Baa1	519,215

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 0.1%
$270	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	$299,168
	Nevada – 2.8%
1,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 20.654%, 1/01/36 (IF)	1/20 at 100.00	A+	1,894,650
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	1,060,150
1,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2005A, 5.000%, 6/01/18 – FGIC Insured	6/15 at 100.00	AA+	1,686,800
2,500	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	2,303,700
6,350	Total Nevada			6,945,300
	New Jersey – 1.0%
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/23	6/14 at 100.00	Ba2	2,501,350
	New Mexico – 3.0%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,002,740
	University of New Mexico, FHA-Insured Hospital Mortgage Revenue Bonds, University of Mexico Hospital Project, Series 2004:
555	4.625%, 1/01/25 – AGM Insured	7/14 at 100.00	AA	557,087
660	4.625%, 7/01/25 – AGM Insured	7/14 at 100.00	AA	662,396
2,000	4.750%, 7/01/27 – AGM Insured	7/14 at 100.00	AA	2,006,720
3,000	4.750%, 1/01/28 – AGM Insured	7/14 at 100.00	AA	3,008,940
7,215	Total New Mexico			7,237,883
	New York – 4.4%
1,700	Dormitory Authority of the State of New York, FHA Insured Mortgage Hospital Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35	8/16 at 100.00	AAA	1,712,818
500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	524,020
1,805	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	1,832,346
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	A+	1,404,938
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	2,063,240
2,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 (Pre-refunded 9/15/14) – AMBAC Insured	9/14 at 100.00	AAA	2,044,380
1,135	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	1,244,357
10,390	Total New York			10,826,099
	Ohio – 3.5%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,080	5.375%, 6/01/24	6/17 at 100.00	B–	1,805,336
795	5.125%, 6/01/24	6/17 at 100.00	B–	678,453
2,475	5.875%, 6/01/30	6/17 at 100.00	B	2,051,057
775	5.750%, 6/01/34	6/17 at 100.00	B	625,456
2,680	5.875%, 6/01/47	6/17 at 100.00	B	2,168,683
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	1,155,664
9,910	Total Ohio			8,484,649
Nuveen Investments	37

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 1.7%
$1,000	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	$1,014,750
3,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	A+	3,058,050
4,000	Total Oklahoma			4,072,800
	Pennsylvania – 0.6%
1,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B, 0.000%, 12/01/30	12/20 at 100.00	AA	1,484,670
	Puerto Rico – 0.9%
1,035	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	6/14 at 100.00	AA–	1,035,890
15,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	1,059,450
16,035	Total Puerto Rico			2,095,340
	Rhode Island – 2.3%
5,835	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/14 at 100.00	BBB–	5,741,753
	South Carolina – 2.9%
	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004:
700	5.250%, 12/01/20 (Pre-refunded 12/01/14)	12/14 at 100.00	AA– (4)	723,898
3,000	5.250%, 12/01/29 (Pre-refunded 12/01/14)	12/14 at 100.00	AA– (4)	3,102,420
	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
500	5.250%, 8/15/20 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	AA– (4)	509,425
2,735	5.250%, 2/15/21 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	AA– (4)	2,786,555
6,935	Total South Carolina			7,122,298
	South Dakota – 0.4%
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.250%, 11/01/34	11/14 at 100.00	A+	1,005,320
	Texas – 10.2%
1,500	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	1,554,330
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	Baa2	268,293
5,560	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	5,698,444
2,500	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Texas Children’s Hospital, Series 1995, 5.500%, 10/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,673,375
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
630	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	AA–	348,768
12,430	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	2,005,208
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/24 – AMBAC Insured	No Opt. Call	A2	364,780
1,400	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	2/16 at 100.00	BBB–	1,413,664
335	Live Oak, Texas, General Obligation Bonds, Series 2004, 5.250%, 8/01/20 – NPFG Insured	8/14 at 100.00	Aa3	337,951
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	2,320,575
1,000	San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%, 5/15/37 – NPFG Insured	5/15 at 100.00	AA+	1,037,060

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/26	No Opt. Call	A3	$5,247,900
1,425	Texas State University System, Financing Revenue Bonds, Refunding Series 2006, 5.000%, 3/15/28 – AGM Insured	3/16 at 100.00	AA	1,527,044
945	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, Second Tier Series 2002, 0.000%, 8/15/35 – AMBAC Insured	8/14 at 28.37	A–	262,587
35,805	Total Texas			25,059,979
	Utah – 1.3%
1,435	Salt Lake City and Sandy Metropolitan Water District, Utah, Water Revenue Bonds, Series 2004, 5.000%, 7/01/21 (Pre-refunded 7/01/14) – AMBAC Insured	7/14 at 100.00	AA+ (4)	1,452,435
5,465	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/36	6/17 at 38.77	AA–	1,772,682
6,900	Total Utah			3,225,117
	Vermont – 0.0%
65	Vermont Housing Finance Agency, Multifamily Housing Bonds, Series 1999C, 5.800%, 8/15/16 – AGM Insured	8/14 at 100.00	AA	65,216
	Virginia – 3.5%
1,000	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006, 5.000%, 10/01/35	6/14 at 100.00	BBB	1,013,760
1,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	1,532,400
2,500	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB–	2,519,025
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,018,000
500	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	532,030
1,010	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,037,533
1,000	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	1,010,530
8,510	Total Virginia			8,663,278
	Washington – 4.3%
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,043,539
4,000	Washington State Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Series 2013A, 5.750%, 1/01/45	1/23 at 100.00	A+	4,367,120
2,500	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%, 1/01/33	No Opt. Call	AA+	2,713,425
2,270	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 05-2004B, 5.000%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA+ (4)	2,297,649
9,760	Total Washington			10,421,733
	Wisconsin – 3.2%
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,074,240
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	1,670,234
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/31	8/16 at 100.00	A–	1,534,455
2,500	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – AMBAC Insured	7/15 at 100.00	AA+	2,600,326
7,645	Total Wisconsin			7,879,255
$322,120	Total Municipal Bonds (cost $232,063,318)			241,157,126

Nuveen Investments	39

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2014

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$311	Las Vegas Monorail Company, Senior Interest Bonds (5), (6)	5.500%	7/15/19	N/R	$55,950
87	Las Vegas Monorail Company, Senior Interest Bonds (5), (6)	3.000%	7/15/55	N/R	11,677
$398	Total Corporate Bonds (cost $19,811)				67,627
	Total Long-Term Investments (cost $232,083,129)				241,224,753
	Floating Rate Obligations – (0.4)%				(1,000,000)
	Other Assets Less Liabilities – 2.0%				4,843,808
	Net Assets – 100%				$245,068,561

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

40	Nuveen Investments

NXR
Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.7%
	MUNICIPAL BONDS – 98.7%
	Alaska – 1.1%
$2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B2	$2,069,969
	California – 18.2%
12,500	Anaheim Public Financing Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	3,830,000
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	BB–	829,750
1,125	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	6/15 at 100.00	B–	1,030,106
2,595	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	2,633,432
890	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	1,055,771
275	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	6/14 at 100.00	BBB	267,339
2,275	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	AA–	1,145,235
2,885	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured	No Opt. Call	A2	1,605,531
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
750	4.500%, 6/01/27	6/17 at 100.00	B	650,393
2,090	5.000%, 6/01/33	6/17 at 100.00	B	1,635,780
4,055	Kern Community College District, California, General Obligation Bonds, Series 2003A, 0.000%, 3/01/28 – FGIC Insured	No Opt. Call	Aa2	2,206,772
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	604,870
11,985	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002, Series 2007C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	4,829,236
3,000	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	1,854,240
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	AA–	2,680,858
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	604,410
8,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/32	No Opt. Call	Aa2	3,329,040
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined Whitewater and 1984 Project Areas, Series 2003A, 0.000%, 4/01/35 – NPFG Insured	No Opt. Call	AA–	1,253,117
1,030	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor, Series 2007C, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	AA–	1,031,494
1,250	San Jose, California, Airport Revenue Bonds, Series 2004D, 5.000%, 3/01/28 – NPFG Insured	6/14 at 100.00	AA–	1,254,150
70,345	Total California			34,331,524
	Colorado – 5.3%
1,540	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,523,691
400	Colorado Department of Transportation, Certificates of Participation, Series 2004, 5.000%, 6/15/34 (Pre-refunded 6/15/14) – NPFG Insured	6/14 at 100.00	AA– (4)	404,016

Nuveen Investments	41

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	$2,057,680
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,011,110
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	2,032,156
1,295	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	467,456
5,520	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	AA–	2,568,953
13,690	Total Colorado			10,065,062
	District of Columbia – 0.1%
240	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	5/14 at 100.00	A1	239,659
	Florida – 0.5%
1,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	1,017,310
	Illinois – 14.2%
3,500	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/28 – FGIC Insured	No Opt. Call	AA–	1,650,810
2,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	1/16 at 100.00	AA	1,983,760
1,050	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.406%, 7/01/15 (IF)	No Opt. Call	Aa1	1,143,503
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	280,444
1,600	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/24 – AGM Insured	5/18 at 100.00	AA	1,695,600
2,185	Illinois Finance Authority, Revenue Bonds, YMCA of Southwest Illinois, Series 2005, 5.000%, 9/01/31 – RAAI Insured	9/15 at 100.00	Aa3	2,003,820
1,500	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	1,540,290
750	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	754,133
1,500	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation, Series 1992C, 6.250%, 4/15/22 (ETM)	No Opt. Call	N/R (4)	1,855,935
1,570	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative Minimum Tax)	2/16 at 100.00	AA	1,596,737
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	A–	2,460,071
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation Bonds, Series 2006, 0.000%, 5/01/23 – AGM Insured	No Opt. Call	Aa3	715,080
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
2,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	AAA	1,141,175
4,775	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	AAA	2,022,929
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	1,558,700
2,000	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	AAA	595,420
1,300	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AAA	1,344,382
2,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 – NPFG Insured	3/17 at 100.00	AA–	2,113,180
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	328,349
36,990	Total Illinois			26,784,318

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 4.5%
$1,000	Franklin Community Multi-School Building Corporation, Johnson County, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) – FGIC Insured	7/14 at 100.00	A+ (4)	$1,013,980
3,520	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/14 at 100.00	BBB	3,523,978
840	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA	877,960
2,295	Shelbyville Central Renovation School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/25 – NPFG Insured	7/15 at 100.00	AA+	2,395,590
1,000	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 7/15/28 – AGM Insured	No Opt. Call	AA	574,240
8,655	Total Indiana			8,385,748
	Iowa – 2.6%
2,745	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/20	7/16 at 100.00	BB+	2,820,323
1,330	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	1,326,023
950	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	808,707
5,025	Total Iowa			4,955,053
	Kansas – 1.2%
	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
1,425	5.125%, 7/01/26	7/16 at 100.00	A1	1,462,948
700	4.875%, 7/01/36	7/16 at 100.00	A1	706,706
2,125	Total Kansas			2,169,654
	Maryland – 0.3%
550	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/23 – SYNCORA GTY Insured	9/16 at 100.00	BB+	558,382
	Michigan – 2.4%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BB+	337,133
3,535	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	AA–	3,208,755
640	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA	628,698
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	303,923
4,780	Total Michigan			4,478,509
	Mississippi – 0.4%
725	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24	9/14 at 100.00	AA–	737,021
	Missouri – 1.5%
270	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	299,168
2,500	Missouri Highways and Transportation Commission, State Road Revenue Bonds, Refunding Senior Lien Series 2006, 5.000%, 2/01/15	No Opt. Call	AAA	2,602,250
2,770	Total Missouri			2,901,418
	Montana – 0.8%
1,440	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Camposite Deal Series 2010A, 4.750%, 1/01/40	1/20 at 100.00	AA–	1,475,194

Nuveen Investments	43

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 2.7%
$1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	$1,060,150
1,625	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2005A, 5.000%, 6/01/18 – FGIC Insured	6/15 at 100.00	AA+	1,713,156
2,500	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	2,303,700
5,125	Total Nevada			5,077,006
	New Jersey – 2.3%
2,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.000%, 7/01/34 – NPFG Insured	7/14 at 100.00	AA–	2,020,500
4,570	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A+	2,331,248
6,570	Total New Jersey			4,351,748
	New Mexico – 2.7%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,002,740
4,000	University of New Mexico, FHA-Insured Hospital Mortgage Revenue Bonds, University of Mexico Hospital Project, Series 2004, 4.625%, 1/01/25 – AGM Insured	7/14 at 100.00	AA	4,015,040
5,000	Total New Mexico			5,017,780
	New York – 7.8%
1,025	Dormitory Authority of the State of New York, FHA Insured Mortgage Hospital Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35	8/16 at 100.00	AAA	1,032,729
3,750	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2004A, 5.000%, 9/01/34 – BHAC Insured	9/14 at 100.00	AA+	3,819,563
2,385	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/14 (ETM)	No Opt. Call	A– (4)	2,394,683
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	A+	1,404,938
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	2,747,100
3,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 (Pre-refunded 9/15/14) – AMBAC Insured	9/14 at 100.00	AAA	3,066,570
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	290,533
14,175	Total New York			14,756,116
	Ohio – 3.9%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,345	5.375%, 6/01/24	6/17 at 100.00	B–	1,167,393
1,465	6.000%, 6/01/42	6/17 at 100.00	BB+	1,188,393
435	5.875%, 6/01/47	6/17 at 100.00	B	352,006
3,720	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	3,161,851
1,475	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	1,542,629
8,440	Total Ohio			7,412,272
	Pennsylvania – 2.0%
2,435	Dauphin County Industrial Development Authority, Pennsylvania, Water Development Revenue Refunding Bonds, Dauphin Consolidated Water Supply Company, Series 1992B, 6.700%, 6/01/17	No Opt. Call	A–	2,783,741
1,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B, 0.000%, 12/01/30	12/20 at 100.00	AA	989,780
3,435	Total Pennsylvania			3,773,521

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 2.4%
$945	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	BB+	$807,720
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	821,710
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
1,170	0.000%, 8/01/40 – NPFG Insured	No Opt. Call	AA–	207,359
12,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,991,520
9,015	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	636,729
24,130	Total Puerto Rico			4,465,038
	Rhode Island – 0.6%
1,150	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	7/15 at 100.00	AA–	1,152,703
	South Carolina – 2.5%
3,000	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/29 (Pre-refunded 12/01/14)	12/14 at 100.00	AA– (4)	3,102,420
1,500	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/20 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	AA– (4)	1,528,275
4,500	Total South Carolina			4,630,695
	South Dakota – 0.5%
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.250%, 11/01/34	11/14 at 100.00	A+	1,005,320
	Tennessee – 0.4%
795	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	838,264
	Texas – 9.3%
1,500	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	1,554,330
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	Baa2	268,293
4,640	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	4,755,536
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,345	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	AA–	424,092
2,510	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	AA–	584,705
2,235	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/32 – NPFG Insured	11/24 at 62.70	AA–	704,718
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
2,695	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA–	783,976
4,095	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA–	921,047

Nuveen Investments	45

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,275	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	2/16 at 100.00	BBB–	$1,287,444
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	2,320,575
290	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	325,693
2,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	2,016,720
2,410	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	1,528,639
27,500	Total Texas			17,475,768
	Utah – 0.9%
5,465	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/36	6/17 at 38.77	AA–	1,772,682
	Virginia – 3.5%
3,500	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/32	7/28 at 100.00	BBB	1,984,745
1,000	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006, 5.000%, 10/01/35	6/14 at 100.00	BBB	1,013,760
1,500	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB–	1,511,415
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
500	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	532,030
1,510	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,551,163
8,010	Total Virginia			6,593,113
	Washington – 2.8%
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,043,538
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA	4,234,840
4,990	Total Washington			5,278,378
	Wisconsin – 1.3%
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,296,010
1,165	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	6/14 at 100.00	AA	1,169,550
2,415	Total Wisconsin			2,465,560
$273,710	Total Municipal Bonds (cost $175,838,290)			186,234,785

46	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$88	Las Vegas Monorail Company, Senior Interest Bonds (5), (6)	5.500%	7/15/19	N/R	$15,766
25	Las Vegas Monorail Company, Senior Interest Bonds (5), (6)	3.000%	7/15/55	N/R	3,291
$113	Total Corporate Bonds (cost $5,582)				19,057
	Total Long-Term Investments (cost $175,843,872)				186,253,842
	Other Assets Less Liabilities – 1.3% (7)				2,399,180
	Net Assets – 100%				$188,653,022

Investments in Derivatives as of March 31, 2014

Interest Rate Swaps outstanding:

		Fund				Fixed Rate			Unrealized
	Notional	Pay/Receive		Fixed Rate		Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Floating Rate Index	(Annualized	)	Frequency	Date (8)	Date	(Depreciation) (7)
Barclays	$2,700,000	Receive	USD-BMA	2.728%		Quarterly	5/28/15	5/28/24	$(31,414)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(7)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(8)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
USD-BMA	United States Dollar-Bond Market Association.

See accompanying notes to financial statements.

Nuveen Investments	47

NXC
Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.2%
	MUNICIPAL BONDS – 97.2%
	Consumer Staples – 3.9%
$95	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	$90,279
385	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Revenue Bonds, Fresno County Tobacco Funding Corporation, Series 2002, 5.625%, 6/01/23	6/14 at 100.00	A1	385,986
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,065	5.750%, 6/01/47	6/17 at 100.00	B	866,420
385	5.125%, 6/01/47	6/17 at 100.00	B	285,770
1,095	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	841,858
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	1,177,110
4,525	Total Consumer Staples			3,647,423
	Education and Civic Organizations – 4.1%
3,000	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2008A, 5.625%, 4/01/37	4/18 at 100.00	Aa3	3,331,499
45	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	45,613
35	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	36,971
160	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	163,144
250	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	273,238
3,490	Total Education and Civic Organizations			3,850,465
	Health Care – 7.1%
235	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A1	248,661
425	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	425,315
545	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	564,184
1,505	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 4.750%, 4/01/33	4/17 at 100.00	A+	1,528,523
540	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	594,281
500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	516,040
1,100	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	1,078,143
670	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	755,740
800	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	882,880
6,320	Total Health Care			6,593,767

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.9%
$375	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	$394,920
395	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	406,846
770	Total Housing/Multifamily			801,766
	Housing/Single Family – 0.0%
35	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	36,618
	Industrials – 1.2%
1,015	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	1,089,318
	Tax Obligation/General – 31.9%
1,650	California State, General Obligation Bonds, Various Purpose Series 2009, 5.500%, 11/01/39	11/19 at 100.00	A1	1,852,901
1,965	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A1	2,080,149
2,000	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 4/01/35	4/22 at 100.00	A1	2,209,340
	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A:
4,650	0.000%, 8/01/16 – NPFG Insured	No Opt. Call	AA–	4,369,279
1,750	0.000%, 2/01/17 – NPFG Insured	No Opt. Call	AA–	1,601,898
2,375	0.000%, 8/01/17 – NPFG Insured	No Opt. Call	AA–	2,133,819
2,345	0.000%, 2/01/18 – NPFG Insured	No Opt. Call	AA–	2,077,459
	Mountain View-Los Altos Union High School District, Santa Clara County, California, General Obligation Capital Appreciation Bonds, Series 1995C:
1,015	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aa1	983,768
1,080	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa1	1,028,538
	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A:
10,825	0.000%, 8/01/34	No Opt. Call	A+	3,685,370
3,250	0.000%, 8/01/35	No Opt. Call	A+	1,045,070
8,075	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	Aa2	1,585,123
2,565	Sunnyvale School District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/26 – AGM Insured	9/15 at 100.00	AA	2,715,873
4,250	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured	8/31 at 100.00	AA	2,301,375
47,795	Total Tax Obligation/General			29,669,962
	Tax Obligation/Limited – 27.2%
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	7/15 at 100.00	N/R	910,730
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33	9/23 at 100.00	A2	2,190,380
2,190	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Calipatria State Prison, Series 1991A, 6.500%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	2,380,771
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	1,779,030
120	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AA–	122,382
360	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	363,982
2,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	2,065,240
1,000	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/32 – AMBAC Insured	10/15 at 100.00	A	1,007,820

Nuveen Investments	49

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$270	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	7/15 at 100.00	A–	$271,242
250	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	254,733
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
55	5.000%, 9/01/26	9/16 at 100.00	N/R	56,086
130	5.125%, 9/01/36	9/16 at 100.00	N/R	131,091
1,215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,237,162
135	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	161,309
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	3/18 at 100.00	A	1,115,590
50	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	55,791
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
350	5.250%, 9/01/30	9/23 at 100.00	N/R	360,556
320	5.750%, 9/01/39	9/23 at 100.00	N/R	334,250
60	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	62,318
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
50	6.000%, 9/01/33	9/21 at 100.00	N/R	51,642
100	6.125%, 9/01/41	9/21 at 100.00	N/R	103,231
415	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	433,779
160	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	176,139
30	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	33,713
605	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	678,925
1,365	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,474,637
25	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	28,846
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
25	7.000%, 8/01/33	2/21 at 100.00	BBB+	27,566
30	7.000%, 8/01/41	2/21 at 100.00	BBB+	32,629
615	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	634,563
3,000	San Mateo County Transit District, California, Sales Tax Revenue Bonds, Series 2005A, 5.000%, 6/01/21 – NPFG Insured	6/15 at 100.00	AA	3,164,280
1,000	Santa Clara County Board of Education, California, Certificates of Participation, Series 2002, 5.000%, 4/01/25 – NPFG Insured	6/14 at 100.00	AA–	1,000,250
1,000	Santa Clara Valley Transportation Authority, California, Sales Tax Revenue Bonds, Series 2007A, 5.000%, 4/01/36 – AMBAC Insured	4/17 at 100.00	AA+	1,073,030
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	43,435
1,000	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/26 – FGIC Insured	9/16 at 100.00	Baa1	1,013,920
360	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	388,386

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$70	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	$81,255
23,895	Total Tax Obligation/Limited			25,300,689
	Transportation – 5.6%
1,150	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35	7/14 at 100.00	BBB–	1,149,908
530	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	572,570
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
1,170	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,231,624
1,175	6.000%, 1/15/53	1/24 at 100.00	BBB–	1,253,725
955	Port of Oakland, California, Revenue Refunding Bonds, Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	1,017,314
4,980	Total Transportation			5,225,141
	U.S. Guaranteed – 5.2% (4)
1,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/23 (Pre-refunded 6/01/14)	6/14 at 100.00	AAA	1,008,950
100	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	106,432
3,220	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	A1 (4)	3,413,907
225	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (4)	259,004
4,545	Total U.S. Guaranteed			4,788,293
	Utilities – 6.9%
1,000	Imperial Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.500%, 11/01/41	11/20 at 100.00	AA–	1,073,170
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	737,177
7,600	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/23	9/16 at 64.56	A	4,403,589
215	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	216,288
9,460	Total Utilities			6,430,224
	Water and Sewer – 3.2%
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34	4/23 at 100.00	AA–	1,100,760
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
375	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	370,905
1,160	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,105,109
150	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	157,881

Nuveen Investments	51

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$250	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	$264,365
2,935	Total Water and Sewer			2,999,020
$109,765	Total Long-Term Investments (cost $85,581,157)			90,432,686
	Other Assets Less Liabilities – 2.8%			2,578,587
	Net Assets – 100%			$93,011,273

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

 See accompanying notes to financial statements.

52	Nuveen Investments

NXN
Nuveen New York Select Tax-Free Income Portfolio
Portfolio of Investments
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 90.4%
	MUNICIPAL BONDS – 90.4%
	Consumer Discretionary – 0.2%
$100	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$100,081
	Consumer Staples – 1.9%
275	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	207,804
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
335	4.750%, 6/01/22	6/16 at 100.00	BBB–	329,529
540	5.000%, 6/01/26	6/16 at 100.00	BB–	491,621
1,150	Total Consumer Staples			1,028,954
	Education and Civic Organizations – 21.9%
100	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	102,263
165	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	147,965
280	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	286,572
30	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	30,354
430	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	431,630
150	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	156,711
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA–	1,085,660
50	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	52,340
2,000	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	AA–	2,045,740
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	1,087,560
1,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	1,975,608
120	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa3	124,021
815	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Ba1	712,750
100	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	104,483
110	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A	116,388
2,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41	7/21 at 100.00	AA–	2,122,740
100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	100,458
100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB	96,466

Nuveen Investments	53

NXN	Nuveen New York Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
$500	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	Ba1	$492,440
430	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	377,970
300	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA–	301,788
65	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	66,528
11,645	Total Education and Civic Organizations			12,018,435
	Financials – 2.1%
1,050	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,158,549
	Health Care – 11.3%
1,000	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	A+	1,044,460
1,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	1,011,980
450	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	AA–	463,748
100	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A2	105,440
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
250	6.000%, 12/01/15	No Opt. Call	Ba1	260,970
160	6.500%, 12/01/21	12/18 at 100.00	Ba1	170,139
210	6.125%, 12/01/29	12/18 at 100.00	Ba1	212,224
405	6.250%, 12/01/37	12/18 at 100.00	Ba1	405,603
950	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006-1, 5.000%, 7/01/35	7/16 at 100.00	AA	993,719
245	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA	249,479
750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	823,043
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
100	5.250%, 2/01/27	2/17 at 100.00	BBB–	100,227
90	5.500%, 2/01/32	2/17 at 100.00	BBB–	90,016
240	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	6/14 at 100.00	B+	240,062
5,950	Total Health Care			6,171,110
	Housing/Multifamily – 1.0%
250	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	251,023
275	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	279,741
525	Total Housing/Multifamily			530,764
	Housing/Single Family – 4.2%
2,290	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-First Series A, 5.300%, 10/01/31 (Alternative Minimum Tax)	4/14 at 100.00	Aaa	2,299,500

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 3.3%
$100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	B1	$89,222
50	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	48,097
1,180	East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue Refunding Bonds, Jewish Home of Rochester, Series 2002, 4.625%, 2/15/17	8/14 at 100.00	AAA	1,189,405
225	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	222,239
25	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.500%, 7/01/18	7/16 at 100.00	N/R	24,807
275	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.500%, 7/01/18	7/16 at 101.00	N/R	265,037
1,855	Total Long-Term Care			1,838,807
	Materials – 0.2%
90	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)	6/14 at 100.00	BBB	90,045
	Tax Obligation/General – 6.2%
1,260	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D, 5.125%, 12/01/25	12/17 at 100.00	AA	1,431,272
200	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	208,634
1,000	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25	6/16 at 100.00	AA	1,080,380
600	Yonkers, New York, General Obligation Bonds, Series 2011A, 5.000%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	660,366
3,060	Total Tax Obligation/General			3,380,652
	Tax Obligation/Limited – 23.4%
1,050	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	No Opt. Call	AAA	1,126,493
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	2,199,840
1,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	1,522,725
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
250	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	256,415
200	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	205,110
1,225	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	1,254,363
600	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	648,384
550	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	613,294
535	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Tender Option Bond Trust 3545, 13.883%, 5/01/32 (IF)	5/19 at 100.00	AAA	628,871
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.250%, 2/01/30	2/21 at 100.00	AAA	1,120,000
775	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	869,573
425	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	466,459
570	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA	686,480

Nuveen Investments	55

NXN	Nuveen New York Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.422%, 3/15/37 (IF) (4)	3/17 at 100.00	AAA	$1,213,740
11,680	Total Tax Obligation/Limited			12,811,747
	Transportation – 5.7%
500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/15 – FGIC Insured	No Opt. Call	AA–	538,895
1,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/14 at 100.00	BB	967,580
250	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	258,875
100	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA	104,565
105	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	110,166
120	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 18.022%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	159,259
405	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38	12/23 at 100.00	AA–	439,380
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
290	6.500%, 12/01/28	12/15 at 100.00	BBB	303,128
215	6.000%, 12/01/36	12/20 at 100.00	BBB	236,107
2,985	Total Transportation			3,117,955
	U.S. Guaranteed – 2.4% (5)
490	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	531,523
500	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	AA (5)	502,350
300	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16 (Pre-refunded 8/15/14)	8/14 at 100.00	Aa2 (5)	305,730
1,290	Total U.S. Guaranteed			1,339,603
	Utilities – 6.0%
550	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	576,032
35	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	35,326
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
570	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	611,297
430	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	460,487
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	421,044
735	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	721,101
405	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013 TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	444,637
3,125	Total Utilities			3,269,924

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 0.6%
$275	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 18.135%, 6/15/32 (IF)	6/18 at 100.00	AA+	$336,083
$47,070	Total Long-Term Investments (cost $47,460,617)			49,492,209
	Floating Rate Obligations – (1.8)%			(1,005,000)
	Other Assets Less Liabilities – 11.4%			6,264,048
	Net Assets – 100%			$54,751,257

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of
Assets and Liabilities
March 31, 2014

	Select		Select		Select		California		New York
	Tax-Free		Tax-Free 2		Tax-Free 3		Select Tax-Free		Select Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Assets
Long-term investments, at value (cost $224,062,298, $232,083,129, $175,843,872, $85,581,157 and $47,460,617, respectively)	$236,346,372		$241,224,753		$186,253,842		$90,432,686		$49,492,209
Cash	1,295,495		2,634,746		1,095,045		1,944,420		5,450,526
Receivable for:
Interest	2,559,809		2,745,631		1,984,920		1,028,399		755,960
Investments sold	—		475,000		—		—		280,057
Deferred offering costs	160,000		160,000		160,000		—		—
Other assets	41,141		42,737		33,402		19,917		14,953
Total assets	240,402,817		247,282,867		189,527,209		93,425,422		55,993,705
Liabilities
Unrealized depreciation on interest rate swaps	233,858		—		31,414		—		—
Floating rate obligations	—		1,000,000		—		—		1,005,000
Payable for:
Dividends	808,792		884,364		655,501		338,645		184,018
Investments purchased	—		103,967		—		—		—
Accrued expenses:
Management fees	42,748		54,112		41,926		21,036		12,380
Trustees fees	40,022		41,767		30,962		15,212		9,374
Shelf offering costs	54,558		56,626		55,006		—		—
Other	71,637		73,470		59,378		39,256		31,676
Total liabilities	1,251,615		2,214,306		874,187		414,149		1,242,448
Net assets	$239,151,202		$245,068,561		$188,653,022		$93,011,273		$54,751,257
Common shares outstanding	16,570,310		17,713,727		13,045,560		6,272,729		3,923,976
Net asset value (“NAV”) per share outstanding	$14.43		$13.83		$14.46		$14.83		$13.95
Net assets consist of:
Shares, $.01 par value per share	$165,703		$177,137		$130,456		$62,727		$39,240
Paid-in surplus	230,367,741		247,159,308		179,537,064		87,352,066		53,843,094
Undistributed (Over-distribution of) net investment income	1,589,206		797,012		1,110,457		219,037		21,423
Accumulated net realized gain (loss)	(5,021,664)		(12,206,520)		(2,503,511)		525,914		(1,184,092)
Net unrealized appreciation (depreciation)	12,050,216		9,141,624		10,378,556		4,851,529		2,031,592
Net assets	$239,151,202		$245,068,561		$188,653,022		$93,011,273		$54,751,257
Authorized shares	Unlimited		Unlimited		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

58	Nuveen Investments

Statement of
	Operations	Year Ended March 31, 2014

	Select	Select	Select	California	New York
	Tax-Free	Tax-Free 2	Tax-Free 3	Select Tax-Free	Select Tax-Free
	(NXP )	(NXQ )	(NXR )	(NXC )	(NXN )
Investment Income	$11,561,922	$11,903,383	$8,993,592	$4,588,276	$2,604,490
Expenses
Management fees	500,492	632,398	487,962	248,961	146,047
Shareholder servicing agent fees and expenses	19,781	18,378	14,710	5,147	4,498
Interest expense and amortization of offering costs	—	6,470	—	6,261	3,633
Custodian fees and expenses	45,605	48,294	37,386	24,046	18,083
Trustees fees and expenses	6,324	6,476	4,954	2,493	1,461
Professional fees	28,778	28,954	27,267	24,588	23,484
Shareholder reporting expenses	45,791	48,285	34,979	18,172	13,982
Stock exchange listing fees	8,724	8,632	8,654	8,607	8,618
Investor relations expenses	15,206	15,905	11,266	5,776	3,499
Other expenses	13,708	14,234	12,239	9,755	8,607
Total expenses	684,409	828,026	639,417	353,806	231,912
Net investment income (loss)	10,877,513	11,075,357	8,354,175	4,234,470	2,372,578
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,008,716	71,066	206,422	518,846	(1,186,593)
Change in net unrealized appreciation (depreciation) of:
Investments	(12,106,790)	(9,578,602)	(6,569,313)	(4,487,600)	(1,651,126)
Swaps	(233,858)	—	(31,414)	—	—
Net realized and unrealized gain (loss)	(10,331,932)	(9,507,536)	(6,394,305)	(3,968,754)	(2,837,719)
Net increase (decrease) in net assets from operations	$545,581	$1,567,821	$1,959,870	$265,716	$(465,141)

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of
Changes in Net Assets

	Select Tax-Free (NXP)		Select Tax-Free 2 (NXQ)		Select Tax-Free 3 (NXR)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/14	3/31/13	3/31/14	3/31/13	3/31/14	3/31/13
Operations
Net investment income (loss)	$10,877,513	$11,499,102	$11,075,357	$11,465,877	$8,354,175	$8,618,606
Net realized gain (loss) from investments	2,008,716	520,500	71,066	443,542	206,422	315,072
Change in net unrealized appreciation (depreciation) of:
Investments	(12,106,790)	7,403,576	(9,578,602)	8,010,449	(6,569,313)	6,333,666
Swaps	(233,858)	—	—	—	(31,414)	—
Net increase (decrease) in net assets from operations	545,581	19,423,178	1,567,821	19,919,868	1,959,870	15,267,344
Distributions to Shareholders
From net investment income	(10,528,778)	(11,443,792)	(11,193,307)	(11,196,253)	(8,226,533)	(8,586,309)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(10,528,778)	(11,443,792)	(11,193,307)	(11,196,253)	(8,226,533)	(8,586,309)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	463,628	—	186,345	—	228,701
Net increase (decrease) in net assets from capital share transactions	—	463,628	—	186,345	—	228,701
Net increase (decrease) in net assets	(9,983,197)	8,443,014	(9,625,486)	8,909,960	(6,266,663)	6,909,736
Net assets at the beginning of period	249,134,399	240,691,385	254,694,047	245,784,087	194,919,685	188,009,949
Net assets at the end of period	$239,151,202	$249,134,399	$245,068,561	$254,694,047	$188,653,022	$194,919,685
Undistributed (Over-distribution of) net investment income at the end of period	$1,589,206	$1,268,228	$797,012	$920,112	$1,110,457	$991,233

See accompanying notes to financial statements.

60	Nuveen Investments

	California Select Tax-Free (NXC)		New York Select Tax-Free (NXN)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/14	3/31/13	3/31/14	3/31/13
Operations
Net investment income (loss)	$4,234,470	$4,331,855	$2,372,578	$2,485,935
Net realized gain (loss) from investments	518,846	2,271,936	(1,186,593)	55,939
Change in net unrealized appreciation (depreciation) of:
Investments	(4,487,600)	1,748,172	(1,651,126)	652,675
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	265,716	8,351,963	(465,141)	3,194,549
Distributions to Shareholders
From net investment income	(4,290,545)	(4,288,796)	(2,460,333)	(2,555,601)
From accumulated net realized gains	(1,558,773)	—	(16,088)	(217,215)
Decrease in net assets from distributions to shareholders	(5,849,318)	(4,288,796)	(2,476,421)	(2,772,816)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	84,643	9,245	91,698
Net increase (decrease) in net assets from capital share transactions	—	84,643	9,245	91,698
Net increase (decrease) in net assets	(5,583,602)	4,147,810	(2,932,317)	513,431
Net assets at the beginning of period	98,594,875	94,447,065	57,683,574	57,170,143
Net assets at the end of period	$93,011,273	$98,594,875	$54,751,257	$57,683,574
Undistributed (Over-distribution of) net investment income at the end of period	$219,037	$282,244	$21,423	$111,637

See accompanying notes to financial statements.

Nuveen Investments	61

Financial
Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Market Value
Select Tax-Free (NXP)
Year Ended 3/31:
2014	$15.03	$.66	$(.62)	$.04	$(.64)	$—	$(.64)	$14.43	$13.48
2013	14.55	.69	.48	1.17	(.69)	—	(.69)	15.03	14.63
2012	13.58	.73	.96	1.69	(.72)	—	(.72)	14.55	14.57
2011	14.19	.71	(.61)	.10	(.71)	—	(.71)	13.58	13.25
2010	13.52	.73	.66	1.39	(.72)	—	(.72)	14.19	14.74

Select Tax-Free 2 (NXQ)
Year Ended 3/31:
2014	14.38	.62	(.54)	.08	(.63)	—	(.63)	13.83	13.12
2013	13.89	.65	.47	1.12	(.63)	—	(.63)	14.38	13.99
2012	12.89	.66	.98	1.64	(.64)	—	(.64)	13.89	13.63
2011	13.53	.64	(.61)	.03	(.67)	—	(.67)	12.89	12.40
2010	12.63	.68	.89	1.57	(.67)	—	(.67)	13.53	13.81

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

62	Nuveen Investments

			Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
Based on NAV	(a)	Based on Market Value (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss)	Portfolio Turnover Rate	(c)

.38%		(3.37)%	$239,151.29%			4.60%	40%
8.16		5.14	249,134.28			4.64	24
12.72		15.72	240,691.31			5.18	19
.69		(5.40)	224,268.32			5.05	6
10.45		13.45	233,869.32			5.20	3

.73		(1.51)	245,069.34			4.58	23
8.20		7.29	254,694.33			4.54	19
12.97		15.32	245,784.35			4.94	20
.13		(5.56)	228,016.39			4.81	6
12.62		10.45	239,100.37			5.12	4

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

Select Tax-Free (NXP)
Year Ended 3/31:
2014	—%
2013	—
2012	—
2011	—
2010	—

Select Tax-Free 2 (NXQ)
Year Ended 3/31:
2014	—	%*
2013	—	*
2012	—	*
2011	—
2010	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Ending NAV	Ending Market Value
Select Tax-Free 3 (NXR)
Year Ended 3/31:
2014	$14.94	$.64	$(.49)	$.15	$(.63)	$—		$(.63)	$14.46	$13.67
2013	14.43	.66	.51	1.17	(.66)	—		(.66)	14.94	14.48
2012	13.51	.69	.92	1.61	(.65)	(.04)		(.69)	14.43	14.34
2011	14.06	.66	(.57)	.09	(.64)	—	*	(.64)	13.51	13.03
2010	13.38	.67	.65	1.32	(.64)	—	*	(.64)	14.06	14.22

California Select Tax-Free (NXC)
Year Ended 3/31:
2014	15.72	.67	(.63)	.04	(.68)	(.25)		(.93)	14.83	14.25
2013	15.07	.69	.64	1.33	(.68)	—		(.68)	15.72	15.07
2012	13.43	.70	1.62	2.32	(.68)	—		(.68)	15.07	14.80
2011	13.97	.68	(.55)	.13	(.67)	—		(.67)	13.43	12.59
2010	13.24	.67	.73	1.40	(.67)	—		(.67)	13.97	13.08

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

64	Nuveen Investments

			Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
Based on NAV	(a)	Based on Market Value (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss)	Portfolio Turnover Rate	(c)

1.18%		(1.02)%	$188,653.35%			4.51%	30%
8.20		5.54	194,920.33			4.45	28
12.23		15.69	188,010.38			4.94	16
.62		(3.98)	175,846.37			4.75	4
10.05		9.70	182,779.38			4.81	3

.50		1.07	93,011.38			4.55	14
8.98		6.43	98,595.37			4.44	19
17.64		23.56	94,447.42			4.87	11
.83		1.18	84,199.38			4.89	8
10.71		14.71	87,548.41			4.87	4

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

Select Tax-Free 3 (NXR)
Year Ended 3/31:
2014	—%
2013	—
2012	—
2011	—
2010	—

California Select Tax-Free (NXC)
Year Ended 3/31:
2014	.01%
2013	.01
2012	.01
2011	.01
2010	.02

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Ending NAV	Ending Market Value
New York Select Tax-Free (NXN)
Year Ended 3/31:
2014	$14.70	$.60	$(.72)	$(.12)	$(.63)	$—	*	$(.63)	$13.95	$13.41
2013	14.59	.63	.19	.82	(.65)	(.06)		(.71)	14.70	14.87
2012	13.71	.66	.86	1.52	(.64)	—		(.64)	14.59	14.10
2011	14.06	.64	(.38)	.26	(.61)	—		(.61)	13.71	13.06
2010	13.37	.62	.68	1.30	(.61)	—		(.61)	14.06	13.80

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

66	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets
Based on NAV	(a)	Based on Market Value (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss)	Portfolio Turnover Rate	(c)

(.69)%		(5.46)%	$54,751.43%			4.35%	26%
5.66		10.60	57,684.39			4.27	23
11.25		13.05	57,170.50			4.62	19
1.84		(1.08)	53,705.41			4.55	3
9.89		10.31	55,007.44			4.50	1

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

New York Select Tax-Free (NXN)
Year Ended 3/31:
2014	.01%
2013	.01
2012	.01
2011	.01
2010	.02

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	67

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Select Tax-Free Income Portfolio (NXP) (“Select Tax-Free (NXP)”)
•	Nuveen Select Tax-Free Income Portfolio 2 (NXQ) (“Select Tax-Free 2 (NXQ)”)
•	Nuveen Select Tax-Free Income Portfolio 3 (NXR) (“Select Tax-Free 3 (NXR)”)
•	Nuveen California Select Tax-Free Income Portfolio (NXC) (“California Select Tax-Free (NXC)”)
•	Nuveen New York Select Tax-Free Income Portfolio (NXN) (“New York Select Tax-Free (NXN)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Select Tax-Free (NXP), Select Tax-Free 2 (NXQ), Select Tax-Free 3 (NXR), California Select Tax-Free (NXC) and New York Select Tax-Free (NXN) were organized as Massachusetts business trusts on January 29, 1992, March 30, 1992, May 28, 1992, March 30, 1992, and March 30, 1992, respectively.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives
Each Fund seeks to provide current income and stable dividends, exempt from regular federal and designated state income taxes, where applicable, consistent with the preservation of capital by investing primarily in a portfolio of municipal obligations.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of March 31, 2014, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

68	Nuveen Investments

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Equity Shelf Programs and Offering Costs
During the prior fiscal period, the following Funds each filed initial registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue additional shares through equity shelf programs (“Shelf Offerings”), which became effective with the SEC during the current fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s net asset value (“NAV”) per share.

Authorized shares, shares issued and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the fiscal year ended March 31, 2014, were as follows:

	Select		Select		Select
	Tax-Free		Tax-Free 2		Tax-Free 3
	(NXP	)	(NXQ	)	(NXR	)
Authorized shares	1,600,000		1,700,000		1,300,000
Shares issued	—		—		—
Offering proceeds, net of offering costs	—		—		—

Costs incurred by the Funds in connection with their Shelf Offerings are recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. These deferred charges are recognized over the period such additional shares are sold by reducing the proceeds from the Shelf Offering. These deferred charges are not to exceed the one-year life of the Shelf Offering period and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings are expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

As of March 31, 2014, Select Tax-Free (NXP) and Select Tax-Free 3 (NXR) were invested in swap contracts that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives. As of March 31, 2014, none of the other Funds were invested in any portfolio securities or derivatives that are subject to netting agreements.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation
Prices of municipal bonds, other fixed income securities and swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Nuveen Investments	69

Notes to Financial Statements (continued)

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Select Tax-Free (NXP)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$234,661,514	$1,641,620	$236,303,134
Corporate Bonds	—	—	43,238	43,238
Investments in Derivatives:
Interest Rate Swaps**	—	(233,858)	—	(233,858)
Total	$—	$234,427,656	$1,684,858	$236,112,514
Select Tax-Free 2 (NXQ)
Long-Term Investments*:
Municipal Bonds	$—	$240,336,316	$820,810	$241,157,126
Corporate Bonds	—	—	67,627	67,627
Total	$—	$240,336,316	$888,437	$241,224,753
Select Tax-Free 3 (NXR)
Long-Term Investments*:
Municipal Bonds	$—	$186,234,785	$—	$186,234,785
Corporate Bonds	—	—	19,057	19,057
Investments in Derivatives:
Interest Rate Swaps**	—	(31,414)	—	(31,414)
Total	$—	$186,203,371	$19,057	$186,222,428
California Select Tax-Free (NXC)
Long-Term Investments*:
Municipal Bonds	$—	$90,432,686	$—	$90,432,686

*	Refer to the Fund’s Portfolio of Investments for industry/state classifications and breakdown of Municipal Bonds and Corporate Bonds classified as Level 3.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

70	Nuveen Investments

New York Select Tax-Free (NXN)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$49,492,209	$—	$49,492,209

*	Refer to the Fund’s Portfolio of Investments for industry/state classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

Nuveen Investments	71

Notes to Financial Statements (continued)

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended March 31, 2014, were as follows:

			California		New York
	Select		Select		Select
	Tax-Free 2		Tax-Free		Tax-Free
	(NXQ	)	(NXC	)	(NXN	)
Average floating rate obligations outstanding	$1,000,000		$1,227,781		$1,005,000
Average annual interest rate and fees	0.65%		0.51%		0.36%

As of March 31, 2014, the total amount of floating rate obligations issued by the each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

							California		New York
	Select		Select		Select		Select		Select
	Tax-Free		Tax-Free 2		Tax-Free 3		Tax-Free		Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Floating rate obligations: self deposited inverse floaters	$—		$1,000,000		$—		$—		$1,005,000
Floating rate obligations: externally-deposited inverse floaters	3,300,000		4,800,000		1,050,000		—		4,250,000
Total	$3,300,000		$5,800,000		$1,050,000		$—		$5,255,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of March 31, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

							California		New York
	Select		Select		Select		Select		Select
	Tax-Free		Tax-Free 2		Tax-Free 3		Tax-Free		Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Maximum exposure to Recourse Trusts	$—		$—		$—		$—		$2,000,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying the Fund a variable or fixed rate payment, the accruals

72	Nuveen Investments

for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by a Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an swap contract and are equal to the difference between a Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended March 31, 2014, Select Tax-Free (NXP) and Select Tax-Free 3 (NXR) invested in forward interest rate swap contracts as part of their duration management in order to reduce their price volatility risk to movements in U.S. interest rates relative to their benchmarks.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended March 31, 2014, was as follows:

	Select		Select
	Tax-Free		Tax-Free 3
	(NXP	)	(NXR	)
Average notional amount of interest rate swap contracts outstanding*	$4,020,000		$540,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by the Funds as of March 31, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Select Tax-Free (NXP)
Interest rate	Swaps			Unrealized depreciation on
		—	$—	interest rate swaps	$(233,858)
Select Tax-Free 3 (NXR)
Interest rate	Swaps			Unrealized depreciation on
		—	$—	interest rate swaps	$(31,414)

The following table presents the swap contracts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps	**	Gross Unrealized (Depreciation) on Interest Rate Swaps **	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Select Tax-Free (NXP)
	Barclays	$—		$(233,858)	$—	$(233,858)	$—	$(233,858)

Select Tax-Free 3 (NXR)
	Barclays	$—		$(31,414)	$—	$(31,414)	$—	$(31,414)

**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the fiscal year ended March 31, 2014, and the primary underlying risk exposure.

	Underlying	Derivative	Net Realized	Change in Net Unrealized
Fund	Risk Exposure	Instrument	Gain (Loss) from Swaps	Appreciation (Depreciation) of Swaps
Select Tax-Free (NXP)	Interest rate	Swaps	$—	$(233,858)
Select Tax-Free 3 (NXR)	Interest rate	Swaps	—	(31,414)

Nuveen Investments	73

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares
Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding shares.

Transactions in shares were as follows:

	Select Tax-Free (NXP)		Select Tax-Free 2 (NXQ)		Select Tax-Free 3 (NXR)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/14	3/31/13	3/31/14	3/31/13	3/31/14	3/31/13
Shares issued to shareholders due to reinvestment of distributions	—	30,980	—	13,014	—	15,386

	California Select Tax-Free (NXC)		New York Select Tax-Free (NXN)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/14	3/31/13	3/31/14	3/31/13
Shares issued to shareholders due to reinvestment of distributions	—	5,438	628	6,149

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended March 31, 2014, were as follows:

							California		New York
	Select		Select		Select		Select		Select
	Tax-Free		Tax-Free 2		Tax-Free 3		Tax-Free		Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Purchases	$93,181,804		$54,705,952		$53,935,006		$12,884,901		$13,748,959
Sales and maturities	96,518,333		55,131,640		54,125,000		19,297,818		18,576,273

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences

74	Nuveen Investments

arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of March 31, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

							California		New York
	Select		Select		Select		Select		Select
	Tax-Free		Tax-Free 2		Tax-Free 3		Tax-Free		Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Cost of investments	$222,946,878		$230,328,384		$174,820,791		$85,557,316		$46,446,420
Gross unrealized:
Appreciation	$16,144,870		$12,928,587		$13,441,231		$5,999,564		$2,392,594
Depreciation	(2,745,376)		(3,032,218)		(2,008,180)		(1,124,194)		(349,099)
Net unrealized appreciation (depreciation) of investments	$13,399,494		$9,896,369		$11,433,051		$4,875,370		$2,043,495

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution reclasses, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2014, the Funds’ tax year end, as follows:

							California		New York
	Select		Select		Select		Select		Select
	Tax-Free		Tax-Free 2		Tax-Free 3		Tax-Free		Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Paid-in-surplus	$—		$—		$—		$—		$—
Undistributed (Over-distribution of) net investment income	(27,757)		(5,150)		(8,418)		(7,132)		(2,459)
Accumulated net realized gain (loss)	27,757		5,150		8,418		7,132		2,459

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2014, the Funds’ tax year end, were as follows:

							California		New York
	Select		Select		Select		Select		Select
	Tax-Free		Tax-Free 2		Tax-Free 3		Tax-Free		Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Undistributed net tax-exempt income1	$1,312,132		$972,239		$772,271		$552,739		$186,853
Undistributed net ordinary income2	31,595		—		—		—		16,909
Undistributed net long-term capital gains	—		—		—		525,912		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 3, 2014, paid on April 1, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2014 and March 31, 2013 was designated for purposes of the dividends paid deduction as follows:

							California		New York
	Select		Select		Select		Select		Select
	Tax-Free		Tax-Free 2		Tax-Free 3		Tax-Free		Tax-Free
2014	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Distributions from net tax-exempt income3	$10,439,298		$11,159,082		$8,218,165		$4,290,545		$2,472,031
Distributions from net ordinary income2	89,480		34,225		8,368		—		—
Distributions from net long-term capital gains4	—		—		—		1,558,773		16,129

							California		New York
	Select		Select		Select		Select		Select
	Tax-Free		Tax-Free 2		Tax-Free 3		Tax-Free		Tax-Free
2013	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Distributions from net tax-exempt income	$11,324,975		$11,155,080		$8,604,761		$4,288,487		$2,563,112
Distributions from net ordinary income2	232,966		40,490		13,316		—		—
Distributions from net long-term capital gains	—		—		—		—		217,215

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2014, as Exempt Interest Dividends.
4
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2014.

Nuveen Investments	75

Notes to Financial Statements (continued)

As of March 31, 2014, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

							New York
	Select		Select		Select		Select
	Tax-Free		Tax-Free 2		Tax-Free 3		Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXN	)
Expiration:
March 31, 2015	$260,316		$862,250		$—		$—
March 31, 2016	—		7,597		—		—
March 31, 2017	—		400,800		—		—
March 31, 2019	—		335,742		—		—
Not subject to expiration	4,761,350		10,526,205		2,503,510		780,539
Total	$5,021,666		$12,132,594		$2,503,510		$780,539

During the Funds’ tax year ended March 31, 2014, the following Funds utilized its capital loss carryforwards as follows:

	Select		Select		Select
	Tax-Free		Tax-Free 2		Tax-Free 3
	(NXP	)	(NXQ	)	(NXR	)
Utilized capital loss carryforwards	$2,036,473		$150,144		$214,839

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

New York
	Select		Select
	Tax-Free 2		Tax-Free
	(NXQ	)	(NXN	)
Post-October capital losses5	$73,927		$403,554
Late-year ordinary losses6	—		—

5	Capital losses incurred from November 1, 2013 through March 31, 2014, the Funds’ tax year end.
6	Ordinary losses incurred from January 1, 2014 through March 31, 2014, and specified losses incurred from November 1, 2013 through March 31, 2014.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

		Select Tax-Free 2 (NXQ)
		Select Tax-Free 3 (NXR)
		California Select Tax-Free (NXC)
	Select Tax-Free (NXP)	New York Select Tax-Free (NXN)
Average Daily Managed Assets*	Fund-Level Fee Rate	Fund-Level Fee Rate
For the first $125 million	.0500%	.1000%
For the next $125 million	.0375	.0875
For the next $250 million	.0250	.0750
For the next $500 million	.0125	.0625

76	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2014, the complex-level fee rate for each of these Funds was .1668%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Subsequent Events

Agreement and Plan of Merger
On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval ,and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Investments	77

Additional
Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	Ernst & Young LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60606	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXP	NXQ	NXR	NXC	NXN
Shares repurchased	—	—	—	—	—

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

78	Nuveen Investments

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper California Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Nuveen Investments	79

Glossary of Terms Used in this Report (continued)

■
Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper New York Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

80	Nuveen Investments

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	81

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	209

■	ROBERT P. BREMNER 1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute. Company Institute.	209

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	209

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
					209

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
					209

82	Nuveen Investments

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
					209

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	209

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	209

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	209

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					209

Nuveen Investments	83

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.	133

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	133

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					209

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	101

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	209

84	Nuveen Investments

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	209

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	209

■	SCOTT S. GRACE 1970 333 W. Wacker Drive	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					209

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	209

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	209

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					209

Nuveen Investments	85

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	209

■	JOEL T. SLAGER 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	209

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

86	Nuveen Investments

Notes

Nuveen Investments	87

Nuveen Investments:
                    Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-B-0314D 1219-INV-YO5/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California Select Tax-Free Income Portfolio

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
March 31, 2014	$21,750	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2013	$19,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2013	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2014	$ 0	$ 0	$ 0	$ 0
March 31, 2013	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, Jack B. Evans, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Scott R. Romans	Nuveen California Select Tax-Free Income Portfolio

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	21	$8.45 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$1.59 million
*	Assets are as of March 31, 2014. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profit interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of March 31, 2014 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Scott R. Romans	Nuveen California Select Tax-Free Income Portfolio	$0	$0

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds, most of which are state funds covering California and other western states.   Currently, he manages investments for 22 Nuveen-sponsored investment companies.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Select Tax-Free Income Portfolio

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: June 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: June 5, 2014

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 5, 2014